                               SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a) of
                         the Securities Exchange Act of 1934
                                  (Amendment No.   )

     Filed by the Registrant[x]
     Filed by a Party other than the Registrant[ ]
     Check the appropriate box:
     [x]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(3)(2))
     [ ]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ] Soliciting Material Pursuant to section 240.14a-11(c) or section 240.14a-12
                  __________________________________________________

                            INVESCO SPECIALTY FUNDS, INC.
                  __________________________________________________

     Payment of Filing Fee (Check the appropriate box):
     [x]  No fee required.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
          0-11.
          1)   Title of each class of securities to which transaction applies:


          2)   Aggregate number of securities to which transaction applies:


          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


          4)   Proposed maximum aggregate value of transaction:


          5)   Total fee paid:


     [ ]  Fee paid previously with preliminary materials.
     [ ]   Check box if any  part of the fee  is offset as provided  by Exchange
     Act
          Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:


          2)  Form, Schedule or Registration Statement No.:

     \\DCBDC\DOCS_FILES-144676.01

          3)  Filing Party:


          4)  Date Filed:

                                                                           DRAFT

                 Preliminary Copy -- To Be Filed With the Securities
                               and Exchange Commission

                                                   INVESCO SPECIALTY FUNDS, INC.
                                                               December 26, 1996
     --------------------------------------------------------------------------


     Dear INVESCO Specialty Funds Shareholder:

              Enclosed is a Proxy Statement for the January 31, 1997 special meeting of shareholders of INVESCO Asian Growth Fund, INVESCO European Small Company Fund, INVESCO Latin American Growth Fund, INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund, the five series of INVESCO Specialty Funds, Inc. (the "Company").

              As you may have heard, INVESCO PLC ("INVESCO") has entered into an agreement to merge with A I M Management Group Inc. ("AIM"), under which AIM will become part of INVESCO. INVESCO is the ultimate parent company of INVESCO Funds Group, Inc., the investment adviser to the Company; INVESCO Asia Limited, the sub-adviser to INVESCO Asian Growth Fund; INVESCO Asset Management Limited, the sub-adviser to INVESCO European Small Company Fund and INVESCO Latin American Growth Fund; and INVESCO Trust Company, the sub-adviser to INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund.

              As explained more fully in the attached Proxy Statement, at the time the INVESCO/AIM merger takes effect, the Company's present investment advisory and sub-advisory contracts will terminate automatically, as a matter of law. Although Company shareholders are not being asked to approve the merger, they must vote on the necessary new investment advisory and sub-advisory contracts. Accordingly, to provide continuity of investment advisory services to the Company, the Board of Directors is asking shareholders to approve the following proposals:

              . All shareholders of the Company will be asked to approve a new investment advisory agreement for the Company, with the same parties and on terms substantially identical to the existing investment advisory agreement.

              . Shareholders of INVESCO Asian Growth Fund will be asked to approve a new investment sub-advisory agreement for that Fund, with the same parties and on terms substantially identical to the existing investment sub-advisory agreement.

              . Shareholders of INVESCO European Small Company Fund and INVESCO Latin American Growth Fund will be asked to approve a new investment sub-advisory agreement for those Funds, with the same parties and on terms substantially identical to the existing investment sub-advisory agreement.

              . Shareholders of INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund will be asked to approve a new investment sub-advisory agreement for those Funds, with the same parties and on terms substantially identical to the existing investment sub-advisory agreement.

              In addition, all shareholders are being asked to elect directors of the Company and to ratify the selection of Price Waterhouse LLP as the Company's independent accountants. The accompanying Proxy Statement provides additional detailed information on these proposals, the INVESCO/AIM merger and the Company.

              WE ARE REQUIRED BY LAW TO INFORM YOU AS TO CERTAIN DETAILS OF THE TRANSACTION, EVEN THOUGH YOU ARE NOT VOTING TO APPROVE THE MERGER. WHAT IS MOST IMPORTANT FOR YOU AS A SHAREHOLDER OF THE FUNDS IS THAT APPROVAL OF THE PROPOSALS LISTED ABOVE WILL IN NO WAY INCREASE THE ADVISORY FEES, SUB-ADVISORY FEES OR EXPENSES OF THE COMPANY OR THE FUNDS OR CHANGE THE LEVEL, NATURE OR QUALITY OF SERVICES YOU RECEIVE. EACH OF THESE PROPOSALS HAS BEEN APPROVED BY THE BOARD OF DIRECTORS OF THE COMPANY, WHICH RECOMMENDS THAT SHAREHOLDERS APPROVE THEM AS WELL.

              The Board of Directors believes that these proposals are in the best interests of the shareholders. Therefore, we ask that you read the enclosed materials and vote promptly. Should you have any questions, please feel free to call our client services representatives at 1-800-525-8085. They will be happy to answer any questions that you might have.

              YOUR VOTE IS IMPORTANT. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE COMPANY, THE FUNDS AND TO YOU AS A SHAREHOLDER. IF WE DO NOT RECEIVE SUFFICIENT VOTES TO APPROVE THESE PROPOSALS, WE MAY HAVE TO SEND ADDITIONAL MAILINGS OR CONDUCT TELEPHONE CANVASSING. THEREFORE, PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE ON THE ENCLOSED PROXY CARD, AND RETURN IT IN THE ENCLOSED PRE-ADDRESSED, POSTAGE-PAID ENVELOPE.

     Sincerely,



     Dan J. Hesser
     President
     INVESCO Specialty Funds, Inc. --
     INVESCO Asian Growth Fund
     INVESCO European Small Company Fund
     INVESCO Latin American Growth Fund
     INVESCO Worldwide Capital Goods Fund
     INVESCO Worldwide Communications Fund

                 Preliminary Copy -- To Be Filed With the Securities
                               and Exchange Commission

                                                   INVESCO SPECIALTY FUNDS, INC.
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237


        NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON January 31, 1997
     ==========================================================================

              Notice is  hereby given  that a  special  meeting of  shareholders
     (the "Meeting") of INVESCO Asian Growth Fund (the "Asian Growth Fund"), INVESCO European Small Company Fund (the "European Small Company Fund"),
     INVESCO Latin American Growth Fund (the "Latin American Growth Fund"), INVESCO Worldwide Capital Goods Fund (the "Worldwide Capital Goods Fund") and INVESCO Worldwide Communications Fund (the "Worldwide Communications Fund"; collectively, the "Funds") of INVESCO Specialty Funds, Inc. (the "Company") will be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222 on Friday, January 31, 1997, at 10:00 a.m., Mountain Standard Time, for the following purposes.

              1.A. To approve or disapprove a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ("IFG"), such agreement to take effect only if the proposed merger of A I M Management Group Inc. into a wholly-owned U.S. subsidiary of INVESCO PLC is consummated (the "Merger"). INVESCO PLC is the ultimate parent of IFG.

              1.B For shareholders of the Asian Growth Fund only: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Asia Limited, with respect to the Asian Growth Fund, to take effect only if the Merger is consummated.

              1.C. For shareholders of the European Small Company Fund and the Latin American Growth Fund only: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Asset Management Limited, with respect to the European Small Company Fund and the Latin American Growth Fund, to take effect only if the Merger is consummated.

              1.D. For shareholders of the Worldwide Capital Goods Fund and the Worldwide Communications Fund only: To approve or disapprove a new sub-advisory agreement between IFG and INVESCO Trust Company, with respect to the Worldwide Capital Goods Fund and the Worldwide Communications Fund, to take effect only if the Merger is consummated.

              2.      To elect eleven directors of the Company.

              3. To ratify or reject the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

              4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

              None of these proposals is expected to result in any change in the way the Funds are managed, in the advisory or sub-advisory fees or in the services you receive as a shareholder.

              The board of directors of the Company has fixed the close of business on December 9, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

              A complete list of shareholders of the Funds entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Funds for any purpose germane to the Meeting during ordinary business hours after December 15, 1996, at the offices of the Company, 7800 East Union Avenue, Denver, Colorado 80237.

              You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the enclosed envelope that requires no postage if mailed in the United States. The enclosed proxy is being solicited on behalf of the board of directors of the Company.

                                      IMPORTANT



              Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting.

              The Meeting will have to be adjourned without conducting any business if less than one-third of the eligible shares is represented, and the Company will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to elect the specified number of directors and to approve Proposals 1.A., 1.B., 1.C., 1.D. and 3.

              Your vote, then, could be critical in allowing the Company to hold the Meeting as scheduled. By marking, signing, and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation is appreciated.


                                       By Order of the Board of Directors,



                                       Glen A. Payne
                                       Secretary



     Denver, Colorado
     Dated: December 26, 1996

          Preliminary Copy -- To Be Filed With the Securities and Exchange Commission

                                                   INVESCO SPECIALTY FUNDS, INC.
                                                               December 26, 1996
     __________________________________________________________________________


                            INVESCO SPECIALTY FUNDS, INC.
                                7800 East Union Avenue
                                Denver, Colorado 80237


                                   PROXY STATEMENT
                         FOR SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD January 31, 1997

                                     INTRODUCTION

              The  enclosed proxy is  being solicited by the  board of directors
     (the "Board" or the "Directors") of INVESCO Specialty Funds, Inc. (the "Company") on behalf of INVESCO Asian Growth Fund (the "Asian Growth Fund"), INVESCO European Small Company Fund (the "European Small Company Fund"), INVESCO Latin American Growth Fund (the "Latin American Growth Fund"), INVESCO Worldwide Capital Goods Fund (the "Worldwide Capital Goods Fund") and INVESCO Worldwide Communications Fund (the "Worldwide Communications Fund"; collectively, the "Funds"), the five series of the Company, for use in connection with the special meeting of shareholders of the Company (the "Meeting") to be held at 10:00 a.m., Mountain Standard Time, on Friday, January 31, 1997, at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, and at any adjournment(s) thereof for the purposes set forth in the foregoing notice. THE COMPANY'S ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS OF THE COMPANY FOR THE FISCAL YEAR ENDED JULY 31, 1996, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM GLEN A. PAYNE, SECRETARY OF THE COMPANY, AT P.O. BOX 173706, DENVER, COLORADO 80217-3706 (TELEPHONE NUMBER 1-800-525-8085). The approximate mailing date of proxies and this Proxy Statement is December 26, 1996.

              The primary  purpose of the  Meeting is to  allow shareholders  to consider new investment advisory and sub-advisory agreements for the Funds. As explained in more detail below, the existing advisory and sub-advisory agreements for the Funds will terminate automatically, by operation of law, upon the consummation of the proposed merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of INVESCO PLC ("INVESCO"). Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing investment advisory relationships for the Funds under new contracts which would take effect at the time of the Merger. Consummation of the Merger is conditioned on, among other things, shareholder approval of the new investment advisory and sub-advisory contracts. The transactions contemplated by the Merger and the terms of the new investment advisory and sub-advisory agreements are discussed below.

              OTHER THAN THEIR COMMENCEMENT AND EXPIRATION DATES, THE PROPOSED NEW ADVISORY AND SUB-ADVISORY AGREEMENTS ARE IDENTICAL IN FORM AND TERMS TO THE PRESENT AGREEMENTS.

              Therefore:

     (1) Shareholders of all five Funds are being asked to approve a new investment advisory agreement (the "Proposed Advisory Agreement") between the Company and its investment adviser, INVESCO Funds Group, Inc. (the "Adviser" or "IFG"), to replace the existing agreement between the Company and the Adviser (the "Current Advisory Agreement");

     (2) Shareholders of the Asian Growth Fund are being asked to approve a new investment sub-advisory agreement (the "Proposed IAL Agreement") between IFG and that Fund's sub-adviser, INVESCO Asia Limited ("IAL"), to replace the existing sub-advisory agreement between IFG and IAL (the "Current IAL Agreement");

     (3) Shareholders of the European Small Company Fund and the Latin American Growth Fund (together, the "IAM Sub-Advised Funds") are being asked to approve a new investment sub-advisory agreement (the "Proposed IAM Agreement") between IFG and those Funds' sub-adviser, INVESCO Asset Management Limited ("IAM"), to replace the existing sub-advisory agreement between IFG and IAM (the "Current IAM Agreement"); and

     (4) Shareholders of the Worldwide Capital Goods Fund and the Worldwide Communications Fund (together, the "ITC Sub-Advised Funds") are being asked to approve a new investment sub-advisory agreement (the "Proposed ITC Agreement") between IFG and those Funds' sub-adviser,
     INVESCO Trust Company ("ITC"), to replace the existing sub-advisory agreement between IFG and ITC (the "Current ITC Agreement").

              Elsewhere in this Proxy Statement, the Current IAL Agreement, the Current IAM Agreement and the Current ITC Agreement are collectively referred to as the "Current Sub-Advisory Agreements," and, together with the Current Advisory Agreement, are collectively referred to as the "Current Agreements." Similarly, the Proposed IAL Agreement, the Proposed IAM Agreement and the Proposed ITC Agreement are collectively referred to as the "Proposed Sub-Advisory Agreements," and, together with the Proposed Advisory Agreement, are collectively referred to as the "Proposed Agreements." Each of IAL, IAM and ITC is referred to as a "Sub-Adviser" and, collectively, as the "Sub-Advisers."

              The following factors should be considered by shareholders in determining whether to approve the Proposed Agreements:

              . The Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements were approved by the Directors, including the Independent Directors (as defined below).

              . There will be no change in the investment objectives or policies of the Funds.

              . There will be no increase in the fees payable to the Adviser or to the Sub-Advisers as a result of the approval and implementation of the Proposed Agreements.

              . No significant changes are contemplated in the personnel of the Adviser who are responsible for the overall supervision of the Company or of each of the Sub-Advisers who are responsible for managing the investments of the Funds.


              The following table indicates the Funds being solicited with respect to the proposals being presented at the Meeting:

                     PROPOSAL                               FUND
                     --------                               ----

       1.A.    Approval of new Advisory               All five Funds
               Agreement between the
               Company and IFG
       1.B.    Approval of new Sub-                   Asian Growth Fund
               Advisory Agreement between
               IFG and IAL

       1.C.    Approval of new Sub-                   European Small Company
               Advisory Agreement between             Fund and Latin American
               IFG and IAM                            Growth Fund

       1.D.    Approval of new Sub-                   Worldwide Capital Goods
               Advisory Agreement between             Fund and Worldwide
               IFG and ITC                            Communications Fund
       2.      Election of Directors                  All five Funds

       3.      Ratification or Rejection              All five Funds
               of Independent Accountants



              If the enclosed form of proxy is duly executed and returned in time to be voted at the Meeting, and not subsequently revoked, all shares represented by the proxy will be voted in accordance with the instructions marked thereon. If no instructions are given, such shares will be voted FOR the nominees for director hereinafter listed and FOR Proposals 1.A., 1.B., 1.C., 1.D. and 3. One third of the outstanding shares of the Company entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

                      Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. An abstention by a shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote. Shares held by a broker or other fiduciary as record owner for the account of the beneficial owner are counted toward the required quorum if the beneficial owner has executed and timely delivered the necessary instructions from the broker to vote the shares or, if the broker has exercised discretionary voting power. Where the broker or fiduciary does not receive instruction from the beneficial owner and does not have discretionary voting power as to one or more issues before the Meeting, but grants a proxy for or votes such shares, they will be counted toward the required quorum but will have the effect of a negative vote on any proposals on which it does not vote.

              Because certain of the proposals being submitted for a vote of the shareholders of each Fund are identical, the Board determined to combine the proxy materials for the Funds in order to reduce the cost of preparing, printing and mailing the proxy materials. The proxy cards have been coded so that each shareholder's votes will be counted for the appropriate Fund, or for each Fund if a shareholder owns shares in more than one Fund.

              In order to further reduce costs, the notices to shareholders having more than one account in a Fund listed under the same social security number at a single address have been combined. The proxy cards have been coded so that each shareholder's votes will be counted for all such accounts.

              Execution of the enclosed proxy will not affect a shareholder's right to attend the Meeting and vote in person, and a shareholder giving a proxy has the power to revoke it (by written notice to the Company at P.O. Box 173706, Denver, Colorado 80217-3706, execution of a subsequent proxy, or oral revocation at the Meeting) at any time before it is exercised.

              Shareholders of the Funds of record at the close of business on December 9, 1996 (the "Record Date"), are entitled to vote at the Meeting, including any adjournment(s) thereof, and are entitled to one vote for each share, and corresponding fractional votes for fractional shares, on each matter to be acted upon at the Meeting. On the Record Date, [____________] shares of the Company's common stock, $.01 par value per share were outstanding, including [____________] shares of the Asian Growth Fund, [____________] shares of the European Small Company Fund,
     [_______________]   shares   of    the   Latin   American   Growth    Fund,
     [________________] shares of the Worldwide Capital Goods Fund and [_______________] shares of the Worldwide Communications Fund.

              The following table sets forth, as of the Record Date, the beneficial ownership of each Fund's issued and outstanding common stock by each 5% or greater shareholder. [Please confirm: The directors and executive officers of the Company did not own [any] [1% or more of the outstanding] Fund shares as of the Record Date.]

       Name and Address              Amount & Nature of            Percent of
       of Beneficial Owner         Beneficial Ownership1          Common Stock
       -------------------         ---------------------          ------------


       Asian Growth Fund



       European Small
       Company Fund



       Latin American
       Growth Fund


       Worldwide Capital
       Goods Fund



       Worldwide
       Communications
       Fund



              1 Each beneficial owner named above shares investment power with respect to the shares listed next to its respective row, but its customers retain sole voting power.

              In addition to the solicitations of proxies by use of the mail, proxies may be solicited by officers of the Company, and by officers and employees of IFG, personally or by telephone or telegraph, without special compensation. In addition, Shareholder Communications Corporation ("SCC") will be retained to assist in the solicitation of proxies.

              As the meeting date approaches, certain shareholders whose votes the Company has not yet received may receive telephone calls from representatives of SCC requesting that they authorize, by telephonic or electronically transmitted instructions, SCC to execute proxy cards on their behalf. Telephone authorizations will be recorded in accordance with the procedures set forth below. The Adviser believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

              SCC has received an opinion of Maryland counsel that addresses the validity, under the applicable laws of the State of Maryland, of authorization given orally to execute a proxy. The opinion given by

     Maryland counsel concludes that a Maryland court would find that there is no Maryland law or public policy against the acceptance of proxies signed by an orally-authorized agent, provided it adheres to the procedures set forth below.

              In all cases where a telephonic proxy is solicited, the SCC representative is required to ask the shareholder for such shareholder's full name, address, social security or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the Proxy Statement in the mail. If the information solicited agrees with the information provided to SCC by the Company, the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although he or she is permitted to answer questions about the process, the SCC representative is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, SCC will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call SCC immediately if the
     shareholder's   instructions   are   not   correctly   reflected   in   the
     confirmation.

              If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend in person. Any proxy given by a shareholder, whether in writing or by telephone, is revocable. A shareholder may revoke the accompanying proxy or a proxy given telephonically at any time prior to its use by filing with the Company a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

              All costs of printing and mailing proxy materials and the costs and expenses of holding the Meeting and soliciting proxies, including any amount paid to SCC, will be paid by INVESCO and not by the Company, the Funds or their shareholders.

              The Board may seek one or more adjournments of the Meeting to solicit additional shareholders, if necessary, to obtain a quorum for the Meeting, or to obtain the required shareholder vote to elect the number of specified directors and approve Proposals 1.A., 1.B., 1.C., 1.D. and 3. An adjournment would require the affirmative vote of the holders of a majority of the shares present at the Meeting (or an adjournment thereof) in person or by proxy and entitled to vote. If adjournment is proposed in order to obtain the required shareholder vote on a particular proposal, the persons named as proxies will vote in favor of adjournment those shares which they are entitled to vote in favor of such proposal and will vote against adjournment those shares which they are required to vote against such proposal. A shareholder vote may be taken on one or more of the proposals discussed herein prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     PROPOSAL 1:      A.       Approval  of  the   Proposed  Advisory  Agreement
                               between the Company and INVESCO Funds Group, Inc.

                      B. With Respect to the Asian Growth Fund, approval of the Proposed Sub-Advisory Agreement between INVESCO Funds Group, Inc. and INVESCO Asia Limited

                      C. With respect to the European Small Company Fund and the Latin American Growth Fund, approval of the Proposed Sub-Advisory Agreement between INVESCO Funds Group, Inc. and INVESCO Asset Management Limited

                      D. With respect to the Worldwide Capital Goods Fund and the Worldwide Communications Fund, approval of the Proposed Sub-Advisory Agreement between INVESCO Funds Group, Inc. and INVESCO Trust Company


     Background

              IFG  serves as investment  adviser to the Company  pursuant to the
     Current Advisory Agreement. The Current Advisory Agreement provides that the Adviser, upon receipt of written approval of the Company, is authorized to retain companies to provide investment advisory services to the Company. Accordingly, IFG has entered into a sub-advisory agreement with IAL, pursuant to which IAL serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's Asian Growth Fund. IFG also has entered into a sub-advisory agreement with IAM, pursuant to which IAM serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's IAM Sub-Advised Funds. In addition, IFG has entered into a sub-advisory agreement with ITC, pursuant to which ITC serves as sub-adviser to, and is primarily responsible for, managing the investments of the Company's ITC Sub-Advised Funds. ITC is a wholly-owned subsidiary of the Adviser. All of the Adviser and the Sub-Advisers are indirect, wholly-owned subsidiaries of INVESCO. INVESCO is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of INVESCO, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. INVESCO's subsidiaries provide investment advisory services throughout the world. As of September 30, 1996, the total assets advised by INVESCO and its subsidiaries were approximately $91.1 billion.

              AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages 38 investment company portfolios consisting of the A I M Family of Funds[REGISTERED TRADEMARK]. As of October 31, 1996, the total assets of the investment company portfolios advised or managed by AIM and its affiliates were approximately $57 billion.

              On November 4, 1996, INVESCO and INVESCO Group Services, Inc. ("IGS") entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which IGS or another wholly-owned U.S. subsidiary of INVESCO ("INVESCO Sub") will acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through the date on which the Merger is consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration will include 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration will be paid in cash. Upon consummation of the Merger, the AIM shareholders will own approximately 45% of INVESCO's total outstanding capital stock on a fully-diluted basis. Thereafter, INVESCO will change its name to "AMVESCO PLC" (the names of the Adviser and the Sub-Advisers will not change).

              The Closing Date is presently expected to occur on or about February 28, 1997, subject to the satisfaction of conditions to closing that include, among other things: (a) INVESCO having consummated one or more financings and having received net proceeds of not less than $500 million; (b) the respective aggregate annualized asset management fees of INVESCO and AIM (based on assets under management, excluding the effects of market movements), in respect of which consents to the Merger have been obtained being equal to or greater than 87.5% of all such fees; (c) INVESCO and AIM having received certain consents from regulators, lenders and/or other third parties; (d) AIM not having received from the holder or holders of more than 2% of the outstanding AIM shares notices that they intend to exercise dissenters' rights; (e) a Voting Agreement, Standstill Agreement, Transfer Restriction Agreements, Transfer Administration Agreement, Registration Rights Agreement, Indemnification Agreement and employment agreements with approximately thirty AIM employees having been executed and delivered; (f) AIM having received an opinion from its U.S. counsel that the Merger will be treated as a tax-free reorganization; and
     (g) shareholder resolutions to appoint to INVESCO's board of directors (the "INVESCO Board") six AIM designees and a resolution of the INVESCO Board to appoint the seventh AIM designee having been passed and not revoked.

              The Merger Agreement may be terminated at any time prior to the Closing Date by written notice by AIM or INVESCO to the other after June 1, 1997 or under other circumstances set forth in the Merger Agreement. In certain circumstances occurring on or before September 30, 1997, a termination fee will be payable by the party in respect of which such circumstances have occurred.

              In connection with the Merger, the following agreements, each to be effective upon the closing of the Merger, have been or will be executed:

                      Voting Agreement.   Certain  AIM shareholders and
              their spouses, the current directors of INVESCO and proposed directors of INVESCO have agreed to vote as directors and as shareholders to ensure that: (a) the INVESCO Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by INVESCO's current senior management, four executive directors and three non-executive directors designated by AIM's current senior management and a Chairman; (b) the initial Chairman will be Charles W. Brady (INVESCO's current Chairman) and the initial Vice Chairman will be Charles T. Bauer (AIM's current Chairman); and (c) the parties will vote at any INVESCO shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the INVESCO Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the INVESCO Board despite being voted against by each AIM-designated board member present at such INVESCO Board meeting.

                      Standstill  Agreement  and  Transfer  Restriction
              Agreements. Certain AIM shareholders and their spouses and certain significant shareholders of INVESCO have agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of the ownership or control positions of INVESCO existing as of the Closing Date. AIM shareholders and INVESCO's current chairman will be restricted in their ability to transfer their shares of INVESCO for a period of up to five years.

              If the conditions to the Merger are not met or waived, or if the Merger Agreement is terminated, the Merger will not be consummated and the Current Agreements will remain in effect. If the Proposed Agreements are approved and the Merger is thereafter consummated, the Proposed Agreements will be executed and become effective on the Closing Date. In the event that any of the Proposed Agreements are not approved and the Merger is consummated, the Board will determine what action to take, which ultimately will be subject to the approval of shareholders of the Company.


              Under the Merger Agreement, INVESCO and INVESCO Sub have agreed that it will comply, and use all reasonable efforts to cause compliance on behalf of its affiliates, with the provisions of Section 15(f) of the

     Investment Company Act of 1940, as amended (the "1940 Act"). Section 15(f) provides, in pertinent part, that an investment adviser of an investment company and its affiliates may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such investment adviser that results in an "assignment" of an investment advisory contract as long as two conditions are met. First, no "unfair burden" may be imposed on the investment company as a result of the Merger. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such adviser receives or is entitled to receive any compensation directly or indirectly from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated in connection with the Merger.

              The second condition is that, for a period of three years after the transaction occurs, at least 75% of the members of the board of directors of the investment company advised by such adviser are not "interested persons" (as defined in the 1940 Act) of the new or the old investment adviser. The Board you are being asked to elect in Proposal No. 2 below does not meet this 75% requirement. Nevertheless, as more fully described below under Proposal No. 2, the composition of the Board, on or prior to the date the Merger is effected, will comply with the 75% requirement.

              INVESCO has advised the Company that the Merger is not expected to have a material effect on the operations of the Company, on the Funds or on their shareholders. No material change in investment philosophy, policies or strategies is currently envisioned. The Adviser and the Sub-Advisers will, following the Merger, continue to be indirect wholly-owned subsidiaries of INVESCO. The Merger Agreement does not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser or the Sub-Advisers relating to the Company and its Funds, the personnel managing the Funds, or other services provided to or other business activities of the Company. The Merger also is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser or the Sub-Advisers. Based on the foregoing, the Adviser does not anticipate that the Merger will cause a reduction in the quality of services now being provided to the Company, or have any adverse effect on the Adviser's or the Sub-Advisers' abilities to fulfill their respective obligations under the Proposed Agreements or to operate their businesses in a manner consistent with their current practices.

              Each of the Current Agreements, as required by Section 15 of the 1940 Act, provides for its automatic termination in the event of its assignment. Any change of control of the Adviser and/or the Sub-Advisers is deemed to be an assignment. Because INVESCO Ordinary Shares constituting more than 25% of the outstanding voting securities of INVESCO will be issued to the shareholders of AIM, as a result of the Merger, there may be deemed to be a change in control of INVESCO. Such a change in control would cause an automatic termination of the Current Advisory Agreement, the Current IAL Agreement, the Current IAM Agreement and the Current ITC Agreement under the 1940 Act.

              Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of investment advisory services to the Company by the Adviser, and to the Asian Growth Fund, the IAM Sub-Advised Funds and the ITC Sub-Advised Funds by IAL, IAM and ITC, respectively, a new investment advisory agreement between the Company and IFG is proposed to be approved by shareholders of each of the Funds. In addition, it is proposed that: shareholders of the Asian Growth Fund approve a new sub-advisory agreement between IFG and IAL, shareholders of the IAM Sub-Advised Funds approve a new sub-advisory agreement between IFG and IAM and shareholders of the ITC Sub-Advised Funds approve a new sub-advisory agreement between IFG and ITC.

              The Board, including a majority of those Directors who are not "interested persons" of the Company as such term is defined under the 1940 Act (the "Independent Directors"), has approved the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements.

     Evaluation of the Board of Directors

              At regular or special meetings of the Independent Directors and of the Board held on October 14, 15, 28 and 30 and on November 6, 1996, at each of which a majority of the Independent Directors were in attendance, the Directors present evaluated the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements. The Independent Directors had available to them the assistance of outside counsel throughout the process of determining whether to approve the Proposed Agreements. Prior to and during the meetings the Independent Directors requested and received all information they deemed necessary to enable them to determine whether each of the Proposed Agreements is in the best interests of the Company, the Funds and their shareholders. At the meetings, the Independent Directors reviewed materials furnished by Fund management and met with representatives of INVESCO and with representatives of AIM. They noted that senior members of the management team of the Adviser will continue to be responsible for managing the day-to-day affairs of the Adviser and senior management members of each of the Sub-Advisers will continue to be responsible for managing the affairs of those companies. In evaluating the effect of the Merger, the Independent Directors viewed as significant the fact that the Adviser and the Sub-Advisers are expected to continue to provide to the Company, the Funds and their shareholders, after the Merger, investment advisory services of the same nature and quality as before the Merger. Also, the Independent Directors considered the possible effects of the Merger on the Company and its Funds.

              The Board considered the nature, quality and extent of services provided and expected to be provided by the Adviser to the Company, by IAL to the Asian Growth Fund, by IAM to the IAM Sub-Advised Funds and by ITC
     to the ITC Sub-Advised Funds, as well as the benefits derived by the Adviser, IAL, IAM and ITC. In addition, the Board discussed and reviewed the terms and provisions of the Proposed Advisory Agreement and the Proposed Sub-Advisory Agreements. The Board specifically noted that, other than the dates of execution, effectiveness and termination, the terms of each of the Proposed Agreements are the same, in all material respects, as the terms of the corresponding Current Agreements. Specifically, the Board noted that the fees and expenses payable under each of the Proposed Agreements are identical to the fees presently in effect under the corresponding Current Agreements.

              The Board also took note of the terms of the Merger Agreement and the effect of the addition of the substantial resources of AIM and its affiliated companies to the INVESCO group, including the reputation, experience, personnel, resources, financial condition and performance of A I M Advisors, Inc. The Board considered the statements made by representatives of INVESCO and AIM that the capabilities of the Adviser and the Sub-Advisers would not be adversely affected by the Merger and could be enhanced by the resources of AIM, although there was no assurance of the Adviser or Sub-Advisers obtaining any particular benefits.

              Based upon the Directors' review and the evaluations of the materials they received, and in consideration of all factors deemed relevant to them, the Directors determined that each of the Proposed Agreements is fair, reasonable and in the best interests of the Company, the Funds and their shareholders. ACCORDINGLY, THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS PRESENT AT THE APPLICABLE MEETING, APPROVED EACH OF THE PROPOSED AGREEMENTS AND VOTED TO RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT, THAT SHAREHOLDERS OF THE ASIAN GROWTH FUND VOTE TO APPROVE THE PROPOSED IAL AGREEMENT, THAT SHAREHOLDERS OF THE IAM SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED IAM AGREEMENT AND THAT SHAREHOLDERS OF THE ITC SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED ITC AGREEMENT.

     The Proposed Advisory and Sub-Advisory Agreements

              If (i) shareholders of each of the Funds approve the Proposed Advisory Agreement; (ii) shareholders of the Asian Growth Fund approve the Proposed IAL Agreement; (iii) shareholders of each of the IAM Sub-Advised Funds approve the Proposed IAM Agreement; and (iv) shareholders of each of the ITC Sub-Advised Funds approve the Proposed ITC Agreement, the Proposed Agreements will become effective immediately after the closing of the Merger. This summary of the Proposed Agreements is qualified in its entirety by reference to the form of such agreements attached to this Proxy Statement as Exhibits A.1., A.2., A.3. and A.4., respectively.

              Each of the Proposed Agreements will remain in effect, unless earlier terminated, for an initial term expiring two years from the Closing Date. As previously discussed, the sole purpose of entering into the Proposed Advisory Agreement and each of the Proposed Sub-Advisory Agreements is to enable IFG to continue to serve as the investment adviser to the Company and to enable IAL, IAM and ITC to continue to serve as sub-advisers to the Asian Growth Fund, the IAM Sub-Advised Funds and the ITC Sub-Advised Funds, respectively, after termination of each of the Current Agreements by virtue of the "assignment" of such agreements that could result from the Merger. THE MATERIAL TERMS AND PROVISIONS OF EACH OF THE PROPOSED AGREEMENTS, OTHER THAN THEIR RESPECTIVE EFFECTIVE AND TERMINATION DATES, ARE THE SAME, IN ALL SUBSTANTIVE RESPECTS, AS THOSE OF THE CORRESPONDING CURRENT AGREEMENTS, EACH OF WHICH IS SUMMARIZED BELOW.

     The Current Advisory Agreement

              The   Current  Advisory   Agreement,  dated   May  2,   1994,  was
     unanimously approved on April 20, 1994, by a vote cast in person by a majority of the Company's Directors, including a majority of the Independent Directors. On July 12, 1994, such agreement was approved by IFG, as the then sole shareholder of the Company, for an initial term expiring on April 30, 1996. On _______________, 1995, the Board,
     including a majority of the Independent Directors approved an amendment to the agreement reflecting the addition of the investment portfolio designated as the Asian Growth Fund to the Company. On September 12, 1995, IFG, the then sole shareholder of the Asian Growth Fund approved the Current Advisory Agreement. The continuation of the Current Advisory Agreement until April 30, 1997, was approved by the Directors, including a majority of the Independent Directors, at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Advisory Agreement.

              The Current Advisory Agreement may be continued from year to  year as to each Fund as long as each such continuance is approved at least annually by the Board, or by a vote of the holders of a majority of the then-outstanding voting securities (as defined below under "Vote Required") of the Funds. Any such continuance also must be approved by a majority of the Independent Directors of the Company at a meeting called for the purpose of voting on such continuance. Upon sixty (60) days' written notice, the Current Advisory Agreement may be terminated at any time without penalty by the Board or by a majority of the then-outstanding voting securities of the Company or, with respect to a particular Fund, by a majority of the then-outstanding voting securities of that Fund, or by IFG. As discussed earlier, the Current Advisory Agreement terminates automatically in the event of its "assignment" under the 1940 Act.

              The Current Advisory Agreement provides that the Adviser shall (either directly or by delegation to a sub-adviser) maintain a continuous investment program for the Company and each of the Funds that is consistent with the Company's and the Funds' respective investment objectives and policies as set forth in the Company's registration statement (the "Registration Statement") and prospectuses and Statements of Additional Information of each of the Funds (the "Prospectus" and the "SAI") as in effect from time to time under the 1940 Act and the
     Securities Act of 1933, as amended. In the performance of such duties, the Adviser shall, among other things: (i) manage the investment and reinvestment of the assets of the Company and the Funds; (ii) determine what securities are to be purchased or sold for the Company and the Funds and place, or arrange for the placement of, all orders for such transactions; (iii) furnish the Company and the Funds with investment analysis and research, reviews of current economic conditions and trends and considerations respecting long-range investment policies; (iv) make recommendations as to the manner in which rights pertaining to the Funds' portfolio securities should be exercised; (v) calculate the net asset value of each Fund as required by the 1940 Act; (vi) furnish requisite office space, equipment and facilities as may reasonably be requested by the Company from time to time; and (vii) maintain the Company's accounts and records and prepare all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission. Except to the extent assumed by IFG under the Current Advisory Agreement or required by law, expenses incurred in connection with the operations and organization of the Funds are borne by the Funds.

              As full compensation for its advisory services to the Company, IFG receives a monthly fee. The fee is based upon a percentage of each Fund's average net assets, determined daily. With respect to each of the Asian Growth Fund, the European Small Company Fund and the Latin American Growth Fund, the fee is calculated at the annual rate of: 0.75% of the first $500 million of the Fund's average net assets; 0.65% of the next $500 million of the Fund's average net assets; and 0.55% of the Fund's average net assets over $1 billion. With respect to each of the Worldwide Capital Goods Fund and the Worldwide Communications Fund, the fee is calculated at the annual rate of: 0.65% of the first $500 million of the Fund's average net assets; 0.55% of the next $500 million of the Fund's average net assets; and 0.45% of the Fund's average net assets over $1 billion.

              For the fiscal year ended July 31, 1996, the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund paid to IFG total advisory fees of $271,008, $130,913, $52,495 and $255,873, respectively. The net assets, at July  31, 1996, for  such Funds  were $94,261,007,  $32,063,900,
     $7,730,965 and $50,516,386, respectively.

              For the period from March 1, 1996 (the Asian Growth Fund's inception) until July 31, 1996, the Asian Growth Fund paid to IFG total advisory fees of $26,564. The Asian Growth Fund's net assets at July 31, 1996 were $14,314,704.

              The Current Advisory Agreement provides that IFG shall not be liable for any error of judgment, mistake of law, any loss arising out of any investment, any other act or omission in the performance of its obligations under the Current Advisory Agreement not involving wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under such Agreement.

     The Current Sub-Advisory Agreements

              The Current IAL Agreement, dated June 20, 1995, was unanimously approved on __________, 1995 by a majority of the Directors, including a majority of the Independent Directors. On September 12, 1995, IFG, the then sole shareholder of the Asian Growth Fund, approved the Current IAL Agreement for an initial term expiring on April 30, 1996.

              The Current IAM Agreement, dated November 10, 1995, was unanimously approved on __________, 1995 by a majority of the Directors, including a majority of the Independent Directors, reflecting an assignment to IAM of the obligations of sub-adviser to the IAM Sub-Advised Funds from another indirect wholly-owned subsidiary of INVESCO with no actual change in management or control. The Current IAM Agreement is substantially identical, in all material respects, to the prior sub-advisory agreement, which was approved on February 8, 1995, by IFG, as the then sole shareholder of the IAM Sub-Advised Funds, for an initial term expiring on April 30, 1996.

              The Current ITC Agreement, dated May 2, 1994, was unanimously approved on April 20, 1994 by a majority of the Directors, including a majority of the Independent Directors. On July 12, 1994, IFG, as the then sole shareholder of the ITC Sub-Advised Funds, approved the Current ITC Agreement for an initial term expiring on April 30, 1996.

              The continuation of the Current Sub-Advisory Agreements until April 30, 1997, was approved by the Directors, including a majority of the Independent Directors at a meeting of the Directors held on April 30, 1996, called for the purpose of approving the Current Sub-Advisory Agreements. Each of the Current Sub-Advisory Agreements may be terminated at any time without penalty by IFG, the Board, a vote of a majority of the then-outstanding voting securities of the respective Fund or by the applicable Sub-Adviser. Termination by IFG or the Sub-Adviser requires sixty (60) days' written notice to the other party and to the Company.

              Each of the Current Sub-Advisory Agreements provides, as applicable, that IAL, as sub-adviser to the Asian Growth Fund, IAM, as sub-adviser to the IAM Sub-Advised Funds, and ITC, as sub-adviser to the ITC Sub-Advised Funds, subject to the supervision of IFG and the Board, shall maintain a continuous investment program for the Asian Growth Fund, the IAM Sub-Advised Funds and the ITC Sub-Advised Funds, respectively, that is consistent with each Fund's respective investment objectives and policies as set forth in the Company's Registration Statement and in the Fund's Prospectus and SAI. In the performance of such duties, each Sub-Adviser is obligated to provide the Fund it sub-advises with the same services as those set forth above in clauses (i) through (iv) with respect to the services provided to the Company and the Funds by the Adviser.

              The Current IAL Agreement provides that as compensation for its services, IAL shall receive from IFG, at the end of each month, a fee based upon the Asian Growth Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.375% of the first $500 million of the Fund's average net assets; 0.325% of the next $500 million of the Fund's average net assets; and 0.275% of the Fund's average net assets over $1 billion.

              The Current IAM Agreement  provides that as  compensation for  its services, IAM shall receive from IFG, at the end of each month, a fee based upon each IAM Sub-Advised Fund's average net asset, determined daily. Specifically, the fee is calculated at the annual rate of: 0.375% of the first $500 million of the Fund's average net assets; 0.325% of the next $500 million of the Fund's average net assets; and 0.275% of the Fund's average net assets over $1 billion.

              The Current ITC Agreement provides that as compensation for its services, ITC shall receive from IFG, at the end of each month, a fee based upon each ITC Sub-Advised Fund's average net assets, determined daily. Specifically, the fee is calculated at the annual rate of: 0.325% of the first $500 million of the Fund's average net assets, 0.275% of the next $500 million of the Fund's average net assets and 0.225% of the Fund's average net assets over $1 billion.

              With respect to each of the Current Sub-Advisory Agreements the sub-advisory fees are paid by IFG, and not by the Funds or their shareholders.

              Under the Current Sub-Advisory Agreements, none of the Sub-Advisers shall be liable for any error of judgment, mistake of law or for any loss arising out of sub-advisory services rendered pursuant to such agreements, except losses arising from wilful misfeasance, bad faith and gross negligence (and, in the case of the Current ITC Agreement, reckless disregard) of the Sub-Advisers' respective duties under these agreements.

     Information Concerning Adviser and Affiliated Companies

              IFG, a  Delaware corporation,  serves as the  Company's investment adviser. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of INVESCO.1 The corporate headquarters of INVESCO are located at 11 Devonshire Square, London EC2M 4YR, England. IFG's offices are located at 7800 East Union Avenue, Denver, Colorado 80237. IFG currently serves as investment adviser of 14 open-end investment companies having aggregate net assets of $13.7 billion. Exhibit B to this Proxy Statement includes a list of


          1 The intermediary companies between INAH and INVESCO are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly-owned by its immediate parent.

     investment companies, including the Company, for which the Adviser or the Sub-Advisers provide advisory services and which have similar investment objectives to those of the Funds, and sets forth the net assets of and advisory fees payable by such companies.

              The principal executive officer and directors of IFG and their principal occupations are:

              Dan J. Hesser, Chairman of the Board, President and Chief Executive Officer; Brian N. Minturn, Executive Vice President and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; Hubert L. Harris, Jr., Director, also, President of INVESCO Services, Inc., Director of INVESCO and Chief Executive Officer of INVESCO Individual Services Group; Robert J. O'Connor, Director, also, Chief Executive Officer and President of INVESCO Retirement Plan Services, a division of IFG; and R. Dalton Sim, Director, also, President and Director of INVESCO Trust Company.

              The address of each of the foregoing officers and directors is 7800 East Union Avenue, Denver, Colorado 80237, with the exception of the address of Messrs. Bishop, DeKinder and Harris, which is 1315 Peachtree Street, N.E., Atlanta, Georgia 30309 and Mr. O'Connor, whose address is 1355 Peachtree Street, N.E., Atlanta, Georgia 30309.

              IFG also acts as the Company's Distributor. Pursuant to an Administrative Services Agreement between the Company and IFG, IFG also provides administrative services to the Company, including sub-accounting and recordkeeping services and functions. During the fiscal year ended July 31, 1996, the Company paid IFG total compensation of $58,185 in payment of such services ($3,031, $15,420, $12,618, $11,211 and $15,905 of such compensation was paid IFG by the Asian Growth Fund (for the period from March 1, 1996), the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund, respectively).

              During the fiscal year ended July 31, 1996, the Company paid IFG, which also serves as the Company's registrar, transfer agent and dividend disbursing agent, total compensation of $317,397 for such services ($16,399, $66,181, $47,581, $35,801 and $151,435 of such compensation was paid IFG by the Asian Growth Fund (for the period from March 1, 1996), the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund, respectively).

              Pursuant to each of the Funds' Plan and Agreement of Distribution pursuant to Rule 12b-1 under the 1940 Act, the Funds paid IFG during the fiscal year ended July 31, 1996, total reimbursements of $261,460 ($8,854, $90,336, $43,638, $20,191 and $98,441 of such reimbursements were paid by the Asian Growth Fund (for the period from March 1, 1996), the European Small Company Fund, the Latin American Growth Fund, the Worldwide Capital Goods Fund and the Worldwide Communications Fund, respectively).

              Once the Merger is consummated and the Proposed Agreements are approved, IFG fully intends to continue to provide the same level, quality and nature of the foregoing services to the Company and its Funds as are currently being provided.

     Information Concerning Sub-Advisers

              INVESCO Asia Limited

              INVESCO Asia Limited ("IAL"), Suite 2106, Two Pacific Place, 88 Queensway, Hong Kong, is a wholly-owned subsidiary of INVESCO Pacific
     Holdings,  Ltd., Cedar  House,  41 Cedar  Avenue,  Hamilton, HM12,  Bermuda
     ("IPHL").   IPHL  is an  indirect  wholly-owned  subsidiary of  INVESCO.2
     IFG,  as  investment  adviser,  has  contracted  with  IAL  for  investment advisory  and research services  on behalf of the  Asian Growth  Fund.  IAL has the primary responsibility for providing portfolio investment management services to that Fund. IAL also served as adviser or sub-adviser to [_________] investment portfolios as of July 31, 1996. These [________] portfolios had aggregate assets of approximately [____________] as of July 31, 1996.

              The principal executive officer and directors of IAL, their addresses and their principal occupations are:

              Andrew Lo Tak Shing, Managing Director; the Honorable Michael Benson, Chairman of the Board; Patrick Nigel Hale, Director; James Ian Wedderburn Cleland Robertson, Director; Anna Tong Seen Ming, Director; William A. Barron, Director; Hyung Jin Song, Director; and Sammy Lau Chung Hing, Director.

              The address of each of the foregoing officers and directors is Suite 2106, Two Pacific Place, 88 Queensway, Hong Kong.

              INVESCO Asset Management Limited
              --------------------------------

              INVESCO Asset  Management Limited ("IAM"),  11 Devonshire  Square,
     London,  England  EC2M,  is a  wholly-owned  subsidiary  of  INVESCO Europe
     Limited ("IEL"). IEL is a direct wholly-owned subsidiary of INVESCO. IFG, as investment adviser, has contracted with IAM for investment advisory research services on behalf of the European Small Company Fund and the Latin American Growth Fund. IAM has the primary responsibility for providing portfolio investment management services to the Funds. IAM also served as adviser or sub-adviser to [_______] investment portfolios as of July 31, 1996. These [_____] portfolios had aggregate assets of approximately [____________] as of July 31, 1996.



          2   The  intermediary  companies  between  IPHL  and  INVESCO  are  as
     follows:   INVESCO Global  Asset Management,  Ltd., INVESCO  International,
     Ltd. and INVESCO International Holdings, Ltd.

              The principal executive officer and directors of IAM and their principal occupations are as follows:

              Jeffrey C. Attfield, Deputy Chief Executive, Director and Fund Manager; Norman M. M. Riddell, Chairman of the Board and Investment Manager; Sarah C. Bates, Director and Managing Director, Investment Trust Division; Francesco Bertoni, Director and Investment Manager; Roy N. Bracher, Director and Investment Director; Anthony Broccardo, Director and Fund Manager; Ian A. Carstairs, Director and Investment Manager; Adam D. Cooke, Director and Marketing Manager of Investment Services; Andrew J. Crossley, Director and Fund Manager; Olivier de Faramond, Director and Fund Manager; David C. Gillan, Director and Investment Director; Peter J. Glynne-Percy, Director and Investment Manager; Tristan P. A. Hillgarth, Director and Investment Manager; David C. Hypher, Director and Investment Director; Martin R. Kraus, Director and Investment Manager; Jeremy C. Lambourne, Director and Finance Director; Rory S. Powe, Director and Investment Manager; Jennifer M. Prince-Cooper, Director; Ricardo Ricciardi, Director; and Robert J. A. Cackett, Director and Secretary.

              The address of each of the foregoing officers and directors is 11 Devonshire Square, London, England EC2M.

              INVESCO Trust Company
              ---------------------

              INVESCO  Trust Company  ("ITC"), 7800  East Union  Avenue, Denver,
     Colorado 80237, a Colorado trust company incorporated in 1969, is a wholly-owned subsidiary of IFG. IFG, as investment adviser, has contracted with ITC for investment advisory and research services on behalf of the Worldwide Capital Goods Fund and the Worldwide Communications Fund. ITC has the primary responsibility for providing portfolio investment management services to these Funds. ITC also served as adviser or sub-adviser to 47 investment portfolios as of October 31, 1996, including 27 portfolios in the INVESCO group. These 47 portfolios had aggregate assets of approximately $12.5 billion as of October 31, 1996. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

              The principal executive officer and directors of ITC and their principal occupations are:

              R. Dalton Sim, President, Chief Executive Officer and Director; Frank M. Bishop, Director, also, President and Chief Operating Officer of INVESCO, Inc.; Samuel T. DeKinder, Director, also, Institutional Marketing Manager of INVESCO North America; and Dan J. Hesser, Director, also, President, Chief Executive Officer and Director of IFG.

              The address of each of the foregoing officers and directors is set forth above.

     Vote Required

              As provided under the 1940 Act, approval of the Proposed Advisory Agreement will require the affirmative vote of a majority of the outstanding shares of each Fund voting separately as a class and approval of each of the respective Proposed Sub-Advisory Agreements will require the affirmative vote of a majority of the outstanding shares of each Fund, voting separately as a class. Such a majority is defined in the 1940 Act as the lesser of: (a) 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares of each Fund are present or represented by proxy, or (b) more than 50% of the total outstanding shares of each Fund.


     THE DIRECTORS, INCLUDING A MAJORITY OF THE INDEPENDENT DIRECTORS, RECOMMEND THAT ALL OF THE COMPANY'S SHAREHOLDERS VOTE TO APPROVE THE PROPOSED ADVISORY AGREEMENT BETWEEN THE COMPANY AND IFG, THAT SHAREHOLDERS OF THE ASIAN GROWTH FUND VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND IAL, THAT SHAREHOLDERS OF THE IAM SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND IAM AND THAT SHAREHOLDERS OF THE ITC SUB-ADVISED FUNDS VOTE TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT BETWEEN IFG AND ITC.


                  PROPOSAL 2:  Election of Directors of the Company

              The  Company currently  has eleven  Directors.   Vacancies  on the
     Board are generally filled by appointment by the remaining Directors. However, the 1940 Act provides that vacancies may not be filled by Directors unless thereafter at least two-thirds of the Directors shall have been elected by shareholders. To enable the requirement to be met in the future without the necessity of calling additional shareholder meetings, at this Meeting, shareholders are being asked to elect the current eleven Directors to hold office until the next meeting of shareholders or until their successors are elected and qualified. Under the provisions of the Company's by-laws, as permitted by Maryland law, the Company does not anticipate holding annual shareholder meetings. Thus, the Directors will be elected for indefinite terms.

              Seven of the current Directors are "Independent Directors," i.e., Directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The nominees for election as Directors have been proposed by the Directors now serving or, in the case of nominees for positions as Independent Directors, by the Independent Directors now serving.

              The persons named as attorneys-in-fact in the enclosed proxy have advised the Company that unless a proxy instructs them to withhold authority to vote for all listed nominees or for any individual nominee, they will vote all validly executed proxies for the election of the nominees named below. All of the nominees have consented to being named in this Proxy Statement and to serve, if elected, and no circumstances now known will prevent any of the nominees from serving. If any nominee should be unable or unwilling to serve, the proxy will be voted for a substitute nominee proposed by the present Directors or, in the case of an Independent Director nominee, by the Independent Directors.

              Set forth below is information concerning the nominees for Directors to be elected at this Meeting:

                                                                                                     Number of Company
                                                                                      Director or          Shares
                                          Position, if Any, with the Company,          Executive        Beneficially
                                                       Principal                       Officer of    Owned Directly or
                                      Occupation and Business Experience  (during     the Company      Indirectly on
              Name and Age                          past five years)                      Since        Dec. 9, 1996(1)
              ------------                -----------------------------------         -----------    -----------------


       Charles W. Brady* 3, 5, 6     Chairman of the Board  of the Company.  Chief        1993
       Age 61                        Executive  Officer  and  Director  of INVESCO
                                     and   of   various    subsidiaries   thereof;
                                     Chairman of  the  Board  of  INVESCO  Advisor
                                     Funds,   Inc.  ("Advisor   Funds"),   INVESCO
                                     Treasurer's   Series    Trust   ("Treasurer's
                                     Series   Trust")   and   The   Global  Health
                                     Sciences Fund ("GHSF").
       Dan J. Hesser* 3, 5           President,   Chief  Executive   Officer   and        1993
       Age 56                        Director  of the  Company.   Chairman of  the
                                     Board, President and  Chief Executive Officer
                                     of  IFG;  Director of  ITC; Trustee  of GHSF;
                                     Chairman  and  Director  of  Britannia  North
                                     America Holdings, Inc.

       Fred A. Deering 2, 3, 5       Vice Chairman  of the  Board of  the Company.        1993
       Age 68                        Vice    Chairman   of   Advisor   Funds   and
                                     Treasurer's  Series Trust;  Trustee  of GHSF;
                                     formerly,   Chairman    of   the    Executive
                                     Committee  and  Chairman  of   the  Board  of
                                     Security  Life of  Denver  Insurance Company,
                                     Denver, Colorado;  Director   of ING  America
                                     Life   Insurance   Company,    Urbaine   Life
                                     Insurance  Company and Midwestern United Life
                                     Insurance Company.








                                                                      21






                                                                                                     Number of Company
                                                                                      Director or          Shares
                                          Position, if Any, with the Company,          Executive        Beneficially
                                                       Principal                       Officer of    Owned Directly or
                                      Occupation and Business Experience  (during     the Company      Indirectly on
              Name and Age                          past five years)                      Since        Dec. 9, 1996(1)
              ------------                -----------------------------------         -----------    -----------------

       Dr. Victor L. Andrews 4, 6    Director   of   the   Company.      Professor        1993
       Age 66                        Emeritus, Chairman  Emeritus and  Chairman of
                                     the  CFO  Roundtable  of  the  Department  of
                                     Finance   of   Georgia    State   University,
                                     Atlanta,    Georgia;    President,    Andrews
                                     Financial   Associates,    Inc.   (consulting
                                     firm);  formerly, member of  the faculties of
                                     the  Harvard  Business School  and  the Sloan
                                     School of Management of MIT.   Dr. Andrews is
                                     also a  Director of  The Southeastern  Thrift
                                     and Bank Fund,  Inc., Sheffield Total  Return
                                     Fund  and  Sheffield  Intermediate-Term  Bond
                                     Fund.

       Bob R. Baker 3, 4, 5          Director  of  the  Company.    President  and        1993
       Age 60                        Chief  Executive   Officer   of  AMC   Cancer
                                     Research  Center,  Denver,   Colorado,  since
                                     January 1989.
       Lawrence H. Budner 2, 6       Director of the Company.  Trust Consultant.          1993
       Age 66

       Daniel D. Chabris 2, 3, 5     Director   of   the   Company.      Financial        1993
       Age 73                        Consultant.

       A. D. Frazier, Jr.* 4         Director  of  the Company.    Executive  Vice        1995
       Age 52                        President  of  INVESCO;  from  1991 to  1996,
                                     Senior  Executive  Vice  President and  Chief
                                     Operating  Officer  of the  Atlanta Committee
                                     for  the  Olympic  Games;  Trustee  of  GHSF;
                                     Director of Charter Medical Corp.

       Hubert L. Harris, Jr.*        Director  of  the Company.    Chief Executive        1996
       Age 53                        Officer   of  INVESCO   Individual   Services
                                     Group;  Chairman  of  the  Board  and   Chief
                                     Executive Officer  of INVESCO  Services, Inc.
                                     and the Advisor Funds;  President and Trustee
                                     of GHSF; Director of INVESCO.
       Kenneth T. King 3, 4, 5, 6    Director of the Company.                             1993
       Age 71






                                                                      22






                                                                                                     Number of Company
                                                                                      Director or          Shares
                                          Position, if Any, with the Company,          Executive        Beneficially
                                                       Principal                       Officer of    Owned Directly or
                                      Occupation and Business Experience  (during     the Company      Indirectly on
              Name and Age                          past five years)                      Since        Dec. 9, 1996(1)
              ------------                -----------------------------------         -----------    -----------------

       John W. McIntyre 2            Director of the Company.  Retired;  formerly,        1995
       Age 66                        Vice Chairman  of the  Board of  Directors of
                                     The  Citizens  and Southern  Corporation  and
                                     Chairman of  the  Board and  Chief  Executive
                                     Officer of  The Citizens and Southern Georgia
                                     Corp.  and  Citizens  and  Southern  National
                                     Bank;  Director of Golden  Poultry Co., Inc.;
                                     Trustee  of  GHSF and  of  Gables Residential
                                     Trust.

     1 As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have some or complete voting and investment power with respect to their respective fund shares.

     2    Member of Audit Committee.

     3    Member of Executive Committee.

     4    Member of Management Liaison Committee.

     5    Member of Valuation Committee.

     6    Member of Compensation Committee.

     * Because of his affiliation with INVESCO, with the Company's investment advisers or with companies affiliated with INVESCO, this individual is deemed to be an "interested person" of the Company as that term is defined in the 1940 Act.

              As discussed above under Proposal No.1, the terms of the Merger Agreement require that immediately after the Merger is effected, 75% of the members of the Board not be "interested persons" of the Company, as that term is defined in the 1940 Act. As noted above, seven of the current Directors (63%) are Independent Directors. Thus, the composition of the Board you are being asked to elect would not meet the 75%
     requirement. Therefore, prior to the closing of the Merger, it is the current intention that a sufficient number of "interested" Directors would resign from the Board so that the Board would be in compliance with the 75% requirement at the time the Merger is effected. However, it would also be possible to comply with Section 15(f) if the Independent Directors then serving were to determine to increase the number of "disinterested" Directors by nominating and electing a sufficient number of additional Independent Directors, either before or after the closing of the Merger. If that were to happen, fewer, if any, "interested" Directors would be required to resign, or any that had resigned could be re-elected by the Directors then serving so long as the 75% requirement continued to be met.

              The  committees  of  the  Board  are the  compensation  committee, executive committee, audit committee, management liaison committee and valuation committee. The Company does not have a nominating committee. During the intervals between the meetings of the Board, and except for certain powers which, under applicable law and/or the Company's by-laws, may only be exercised by the full Board, the executive committee may exercise all powers and authority of the Board in the management of Company business. All decisions are subsequently submitted for ratification by the full Board. The audit committee, consisting of four Independent Directors, meets periodically with the Company's independent accountants and the executive officers of the Company. This committee reviews the accounting principles being applied by the Company in financial reporting, the scope and adequacy of internal controls, the responsibilities and fees of the independent accountants and other matters. All of the recommendations of the audit committee are reported to the full Board. During the past fiscal year, the Board met three times, the audit committee met four times, the management liaison committee met three times and the compensation committee met once. During the Company's last fiscal year, each director nominee attended seventy-five percent or more of the aggregate of the Board meetings and meetings of the committees of the Board on which he served [,WITH THE EXCEPTION OF MESSRS. BRADY AND FRAZIER WHO ATTENDED [___]%, OF THE AGGREGATE OF SUCH MEETINGS AND MR. KING WHO, BECAUSE OF NON-RECURRING HEALTH DIFFICULTIES, ATTENDED 73% OF THE AGGREGATE OF SUCH MEETINGS.]

              The Company pays its Independent Directors the director's fees and board vice chairman and committee chairmen fees described below and reimburses Directors for travel expenses incurred in attending meetings. Messrs. Brady, Harris, Hesser and, as of November 1, 1996, Frazier, as "interested persons" of the Company and of other funds in the INVESCO Fund Complex,3 receive compensation and are reimbursed for travel expenses incurred in attending meetings as officers or employees of IFG or of its affiliated companies, but do not receive any directors' fees or other compensation from the Company or from other companies in the INVESCO Fund Complex for their services as Directors.

              The following table sets forth, for the fiscal year ended July 31, 1996: the compensation paid by the Company to its seven current Independent Directors (and to Mr. Frazier, for the period before he became an "interested person" of the Company on November 1, 1996) for services


          3   As  used herein,  the term  "INVESCO Fund  Complex" refers  to all funds distributed by IFG (including the Company), the Advisor Funds, GHSF and Treasurer's Series Trust.

     rendered in their capacities as Directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these Directors upon retirement as a result of their service to the Company. In addition, the table sets forth the total compensation paid by all of the mutual funds in the INVESCO Fund Complex to these Directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1995. As of December 31, 1995, there were 48 funds in the INVESCO Fund Complex.

                                                            Pension /
                                                            Retirement                          Total Compensation
                                      Aggregate          Benefits Accrued    Estimated Annual    from INVESCO Fund
                                  Compensation from     as Part of Company    Benefits Upon        Complex Paid
       Name and Position            the Company1            Expenses 2         Retirement 3       to Directors 1
       -----------------          -----------------     ------------------   ----------------    -----------------


       Fred A. Deering, Vice            2,388                   71                  59                87,350
       Chairman of the Board
       Victor L. Andrews,               2,363                   62                  65                68,000
       Director

       Bob R. Baker, Director           2,370                   64                  87                73,000

       Lawrence H. Budner,              2,353                   67                  65                68,350
       Director

       Daniel D. Chabris,               2,371                   76                  46                73,350
       Director
       A. D. Frazier, Jr.,              2,342                   0                   0                 63,500
       Director 4

       Kenneth T. King,                 2,364                   73                  53                70,000
       Director

       John W. McIntyre,                2,350                   0                   0                 67,850
       Director 4                      -------               -------             -------              -------

             TOTAL                      18,901                 413                 375                571,400
                                       =======               =======             =======              =======

       % OF NET ASSETS                 0.0095%5              0.0002%5                                  0.0043%(6)



     1 The vice chairman of the Board, the chairmen of the audit, management liaison and compensation committees, and the members of the audit, management liaison, executive and valuation committees receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

     2 Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the Directors.

     3 These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Fund Complex (excluding GHSF, which does not participate in any retirement plan) upon the Directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Fund Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the Directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Fund Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective Directors. This results in lower estimated benefits for Directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Messrs. Frazier and McIntyre, each of these Directors has served as a director/trustee of one or more of the funds in the INVESCO Fund Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     4 Messrs. Frazier and McIntyre began serving as Directors of the Company on April 19, 1995.

     5   Total as a percentage of the Company's net assets as of July 31, 1996.

     6 Total as a percentage of the net assets of the INVESCO Fund Complex as of December 31, 1995.

              The officers of the Company, all of whom are officers and employees of, and paid by, IFG, are responsible for the day-to-day administration of the Company and of each of the Funds. The investment adviser for each Fund has the primary responsibility for making investment decisions on behalf of that Fund. These investment decisions are reviewed by the IFG investment committee.

              All of the officers and Directors of the Company hold comparable positions with the following investment companies which comprise the INVESCO Fund Complex: INVESCO Diversified Funds, Inc., INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc.,
     INVESCO Multiple Asset Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the officers and Directors of the Company hold comparable positions with INVESCO Value Trust. In addition, all of the Directors of the Company are also Directors of INVESCO Advisor Funds, Inc.

     (formerly known as The EBI Funds, Inc.); and, with the exception of Mr. Hesser, Trustees of INVESCO Treasurer's Series Trust.

     Vote Required

              The Directors will be elected by a plurality of the votes present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE TO ELECT ALL OF THE NOMINEES LISTED ABOVE.


                 PROPOSAL 3:  Ratification or Rejection of Selection
                              of Independent Accountants

              The Directors of the Company, including a majority of its Independent Directors, have selected Price Waterhouse LLP to continue to serve as independent accountants of the Company for the fiscal year ending July 31, 1997, subject to ratification by the Company's shareholders. This firm has no direct financial interest or material indirect financial interest in the Company. Representatives of this firm are not expected to attend the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence.

              The following summarizes Price Waterhouse LLP's audit services for the fiscal year ended July 31, 1996: audit of annual financial statements; preparation of the Company's federal and state income tax returns; preparation of the Company's federal excise tax return; consultation with the Company's audit committee; and routine consultation on financial accounting and reporting matters.

              The Board authorized all services performed by Price Waterhouse LLP on behalf of the Company. In addition, the Board annually reviews the scope of services to be provided by Price Waterhouse LLP and considers the effect, if any, that performance of any non-audit services might have on audit independence.

              An audit committee, consisting of four Independent Directors, meets periodically with the Company's independent accountants to review accounting and reporting requirements.

     Vote Required

              The ratification of the selection of the independent accountants must be approved by a majority of the shares present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.

              THE BOARD OF DIRECTORS RECOMMENDS THAT THE COMPANY'S SHAREHOLDERS VOTE IN FAVOR OF PROPOSAL 3.

                                    OTHER BUSINESS

              The management of the Company has no business to bring before the Meeting other than the matters described above. Should any other business be presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

                                SHAREHOLDER PROPOSALS

              The  Company  does  not  hold  annual  meetings  of  shareholders.
     Shareholders wishing to submit proposals for inclusion in a proxy statement and form of proxy for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Company, 7800 East Union Avenue, Denver, Colorado 80237. The Company has not received any shareholder proposals to be presented at this Meeting.



                                       By Order of the Board of Directors,



                                       Glen A. Payne
                                       Secretary


     December 26, 1996

                                                                     EXHIBIT A.1
                                                                     -----------



                            INVESTMENT ADVISORY AGREEMENT

              THIS AGREEMENT is made this 28th day of February, 1997, Denver, Colorado, by and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corporation, and INVESCO Specialty Funds, Inc., a Maryland Corporation (the "Company").

                                W I T N E S S E T H :

              WHEREAS, the Company is a corporation organized under the laws of the State of Maryland; and

              WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a diversified, open end management investment company and has one class of shares (the "Shares"), which is divided into five series, each representing an interest in a separate portfolio of investments (such series initially being the INVESCO Worldwide Capital Goods Fund, ^ INVESCO Worldwide Communications Fund, INVESCO European Small Company Fund, INVESCO Latin American Growth Fund, and INVESCO Asian Growth Fund (individually, the "Fund" and collectively, the "Funds")); and

              WHEREAS,  the   Company  desires  that  the   Adviser  manage  its
     investment operations and the Adviser desires to manage said operations;

              NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

              1. INVESTMENT MANAGEMENT SERVICES. The Adviser hereby agrees to manage the investment operations of the Company and its Funds, subject to the terms of this Agreement and to the supervision of the Company's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Company:

                      (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Company and the Funds of the Company;

                      (b) to maintain a continuous investment program for the Company and each Fund of the Company, consistent with (i) the Company's and each Fund's investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Company or any Fund of the Company, as from time to time amended and in use under the Securities Act of 1933, as amended, and
                               (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

                      (c) to determine what securities are to be purchased or sold for the Company and its Funds, unless otherwise directed by the Directors of the Company, and to execute transactions accordingly;

                      (d) to provide to the Company and the Funds of the Company the benefit of all of the investment analyses and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

                      (e) to determine what portion of the Company and each Fund of the Company should be invested in common stocks, preferred stocks, Government obligations, commercial paper, certificates of deposit, bankers' acceptances, variable amount notes, corporate debt obligations, and any other authorized securities;

                      (f) to make recommendations as to the manner in which voting rights, rights to consent to Company and/or Fund action and any other rights pertaining to the Company's portfolio securities shall be exercised; and

                      (g) to calculate the net asset value of the Company and each Fund, as applicable, as required by the 1940 Act, subject to such procedures as may be established from time to time by the Company's Directors, based upon the information provided to the Adviser by the Company or by the custodian, co custodian or sub custodian of the Company's or any of the Funds' assets (the "Custodian") or such other source as designated by the Directors from time to time.

                      With respect to execution of transactions for the Company and for the Funds, the Adviser shall place, or arrange for the placement of, all orders for the purchase or sale of portfolio securities with brokers or dealers selected by the Adviser. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed at all times to obtain for the Company and the Funds the most favorable execution and price; after fulfilling this primary requirement of obtaining the most favorable execution and price, the Adviser is hereby expressly authorized to consider as a secondary factor in selecting brokers or dealers with which such orders may be placed whether such firms furnish statistical, research and other information or services to the Adviser. Receipt by the Adviser of any such statistical or other information and services should not be deemed to give rise to any requirement for adjustment of the advisory fee payable pursuant to paragraph 4 hereof. The Adviser may follow a policy of considering sales of shares of the Company as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above.

                      The Adviser shall for all purposes herein provided be deemed to be an independent contractor.

              2. ALLOCATION OF COSTS AND EXPENSES. The Adviser shall reimburse the Company monthly for any salaries paid by the Company to officers, Directors, and full time employees of the Company who also are officers, general partners or employees of the Adviser or its affiliates. Except for such subaccounting, recordkeeping, and administrative services which are to be provided by the Adviser to the Company under the Administrative Services Agreement between the Company and the Adviser dated May 2, 1994, which was approved on April 20, 1994, by the Company's board of directors, including all of the independent directors, at the Company's request the Adviser shall also furnish to the Company, at the expense of the Adviser, such competent executive, statistical, administrative, internal accounting and clerical services as may be required in the judgment of the Directors of the Company. These services will include, among other things, the maintenance (but not preparation) of the Company's accounts and records, and the preparation (apart from legal and accounting costs) of all requisite corporate documents such as tax returns and reports to the Securities and Exchange Commission and Company shareholders. The Adviser also will furnish, at the
                      Adviser's expense, such office space, equipment and facilities as may be reasonably requested by the Company from time to time.

                      Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Company shall pay all costs and expenses in connection with the operations and organization of the Company. Without limiting the generality of the foregoing, such costs and expenses payable by the Company include the following:

                      (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Company and any Fund in connection with securities transactions to which the Company or any Fund is a party or in connection with securities owned by the Company or any Fund;

                      (b) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Company or for any Fund;

                      (c) the interest on indebtedness, if any, incurred by the Company or any Fund;

                      (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Company or any Fund to federal, state, county, city, or other governmental agents;

                      (e) the fees and expenses involved in maintaining the registration and qualification of the Company and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements, including the preparation and printing of prospectuses and statements of additional information;

                      (f)      the compensation and expenses of its Directors;

                      (g) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Company's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

                      (h) all costs, fees or other expenses arising in connection with the organization and filing of the Company's Articles of Incorporation, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the Company's operations by any other federal or state authority;

                      (i) the expenses of repurchasing and redeeming shares of the Company;

                      (j)      insurance premiums;

                      (k) the costs of designing, printing, and issuing certificates representing shares of common stock of the Company;

                      (l) extraordinary expenses, including fees and disbursements of Company counsel, in connection with litigation by or against the Company or any Fund;

                      (m) premiums for the fidelity bond maintained by the Company pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to the Adviser as an insured thereunder);

                      (n)      association and institute dues; and

                      (o) the expenses, if any, of distributing shares of the Company paid by the Company pursuant to a Plan and Agreement of Distribution adopted under Rule 12b 1 of the Investment Company Act of 1940.

              3. USE OF AFFILIATED COMPANIES. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Company, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

              4. COMPENSATION OF THE ADVISER. For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund of the Company, as determined by valuations made in accordance with the Company's procedure for calculating the Funds' net asset value as described in the Company's Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser with respect to the INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund shall be computed at the following annual rate: 0.65% of the first $500 million of each Fund's average net assets, 0.55% of the Fund's average net assets in excess of $500 million but not more than $1 billion, and 0.45% of the Fund's average net assets in excess of $1 billion. The advisory fee to the Adviser with respect to the INVESCO European Small Company Fund, INVESCO Latin American Growth Fund and INVESCO Asian Growth Fund shall be computed at the following annual rate: 0.75% of the first $500 million of each Fund s average net assets, 0.65% of the next $500 million of each Fund s average net assets and 0.55% of each Fund s average net assets over $1 billion.

                      During any period when the determination of the Funds' net asset value is suspended by the Directors of the
                      Company, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Paragraph 4, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Adviser with respect to any assets of the Company or any Fund thereof which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

                      If, in any given year, the sum of a Fund's expenses exceeds the most restrictive state imposed annual expense limitation, the Adviser will be required to reimburse the Fund for such excess expenses promptly. Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this paragraph and shall be borne by the Company or such Fund in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this paragraph.

              5. AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH LAWS. In connection with purchases or sales of securities for the investment portfolio of the Company or any Fund, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Company or any Fund or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

              6. DURATION AND TERMINATION. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Funds of the Company, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Funds of the Company or by the Directors of the Company, and (ii) by a majority of the Directors of the Company who are not interested persons of the Adviser or the Company by votes cast in person at a meeting called for the purpose of voting on such approval. In the event of the disapproval of this Agreement, or of the continuation hereof, by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the approval of this Agreement, or of the continuation hereof, by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly approved or continued, as the case may be, as to such other Fund.

                      This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by a majority of the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Company or, with respect to a particular Fund, by a majority of the outstanding voting securities of that Fund, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 6, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

                      The Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

                      Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation described in paragraph 4 earned prior to such termination.

              7. NON EXCLUSIVE SERVICES. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Company or any Fund of the Company. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Company or any Fund in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company or any Fund and the Adviser's other customers.

              8. LIABILITY. The Adviser shall have no liability to the Company or any Fund or to the Company's shareholders or creditors, for any error of judgment, mistake of law, or for any loss arising out of any investment, nor for any other act or omission, in the performance of its obligations to the Company or any Fund not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

              9.      Miscellaneous Provisions.
                      ------------------------

                      NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

                      AMENDMENTS HEREOF. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Company and the Adviser, and no material amendment of this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and (2) the vote of a majority of the outstanding voting securities of any Fund of the Company affected by such amendment; provided, however, that this paragraph shall not prevent any immaterial amendment(s) to this Agreement, which amendment(s) may be made without shareholder approval, if such amendment(s) are made with the approval of (1) the Directors and (2) a majority of the Directors of the Company who are not interested persons of the Adviser or the Company. In the event of the disapproval of an amendment of this Agreement by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the approval of the amendment by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly amended as to such other Fund.

                      SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this
                      Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

                      HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

                      APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

              IN WITNESS WHEREOF, the Adviser and the Company each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, the day and year first above written.


                                       INVESCO SPECIALTY FUNDS, INC.

     ATTEST:
                                       By:
                                          --------------------------------
                                          Dan J. Hesser
     ------------------------------      President
     Glen A. Payne
     Secretary

                                       INVESCO FUNDS GROUP, INC.

     ATTEST:
                                       By:
                                          -------------------------------
                                          Ronald L. Grooms, Senior Vice
                                          President

     ------------------------------
     Glen A. Payne
     Seretary

                                                                     EXHIBIT A.2
                                                                     -----------


                                SUB-ADVISORY AGREEMENT

              AGREEMENT made this 28th day of February, 1997, by and between INVESCO Fund Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Asia Limited, a Hong Kong corporation ("the Sub-Adviser").

                                 W I T N E S S E T H:

              WHEREAS, INVESCO SPECIALTY FUND, INC. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended
     (hereinafter  referred to  as  the "Investment  Company  Act") and  has one
     class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with one such series being designated the INVESCO Asian Growth Fund (the "Fund"); and

              WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

              WHEREAS, the Sub-Adviser is a member of the Securities and Futures Commission (SFC) in Hong Kong and as such is regulated by SFC in the conduct of its business; further the Sub-Adviser shall provide services to INVESCO as a "Business Investor" as defined under the Rules of SFC and as such certain rules designed for the protection of private customers shall not apply; and

              WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

              WHEREAS,  the  Sub-Adviser   is  willing  to   provide  investment
     advisory services to the Company on the terms and conditions hereinafter set forth;

              NOW,  THEREFORE,   in  consideration  of  the   premises  and  the
     covenants hereinafter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                      ARTICLE I

                              DUTIES OF THE SUB-ADVISER

              INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of

     Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

              The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

              (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and to execute all purchases and sales of portfolio securities;

              (b) to maintain a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Fund, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

              (c) to determine what securities are to be purchased or sold for the Fund, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

              (d) to provide to the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

              (e) to determine what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and

              (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

              With respect to execution of transactions for the Fund, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Fund, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Fund may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Fund. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Fund of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Fund.

              The Sub-Adviser may recommend transactions in which it has directly or indirectly a material interest, in unregulated collective investment schemes including any operated or advised by the Sub-Adviser or in margined transactions. Advice on investments may extend to investments not traded or exchanges recognized or designated by the Securities and Investments Board.

              Both  parties  acknowledge  that   the  advice  given  under  this
     Agreement may involve liabilities in one currency matched by assets in another currency and that accordingly movements in rates of exchange may have a separate effect, unfavorable as well as favorable on the gain or loss experienced on an investment.

              In carrying out its duties hereunder, the Sub-Adviser shall comply with all instructions of INVESCO in connection therewith such instructions may be given by letter, telex, telephone or facsimile by any Director or Officer of INVESCO or by any other person authorized by INVESCO.

              Any instructions which appear to conflict with the terms of this Agreement may be confirmed by the Sub-Adviser with INVESCO prior to execution.

                                     ARTICLE II

                          ALLOCATION OF CHARGES AND EXPENSES

              The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Fund.

                                     ARTICLE III

                           COMPENSATION OF THE SUB-ADVISER

              For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Fund, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.375% of the Fund's daily net assets up to $500 million; 0.325% of the Fund's daily net assets in excess of $500 million but not more than $1 billion; and 0.275% of the Fund's daily net assets in excess of $1 billion. During any period when the determination of the Fund's net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Fund which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                     ARTICLE IV

                            ACTIVITIES OF THE SUB-ADVISER

              The services of the Sub-Adviser to the Fund are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Fund are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser,

     INVESCO and their affiliates are or may become interested in the Fund as directors, officers and employees.


                                      ARTICLE V

       AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

              In connection with purchases or sales of securities for the investment portfolio of the Fund, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Fund or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; the Rules and Regulations of the SFC; and all rules and regulations duly promulgated under the foregoing.

                                     ARTICLE VI

                      DURATION AND TERMINATION OF THIS AGREEMENT

              This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund of the Company, unless sooner terminated, as hereinafter provided. Thereafter, this Agreement shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

              This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Fund by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Fund, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

              The Sub-Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

              Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.

                                     ARTICLE VII

                                      LIABILITY

              The Sub-Adviser agrees to use its best efforts and judgement and due care in carrying out its duties under this Agreement provided however that the Sub-Adviser shall not be liable to INVESCO for any loss suffered by INVESCO or the Fund advised in connection with the subject matter of this Agreement unless such loss arises from the willful misfeasance, bad faith or negligence in the performance of the Sub-Adviser's duties and subject and without prejudice to the foregoing. INVESCO hereby undertakes to indemnify and to keep indemnified the Sub-Adviser from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against the Sub-Adviser for which it is responsible pursuant to Article I hereof provided always that the Sub-Adviser shall send to INVESCO as soon as possible all claims, letters, summonses, writs or documents which it receives from third parties and provide whatever information and assistance INVESCO may require and no liability of any sort shall be admitted and no undertaking shall be given nor shall any offer, promise or payment be made or legal expenses incurred by the Sub-Adviser without written consent of INVESCO who shall be entitled if it so desires to take over and conduct in the name of the Sub-Adviser the defense of any action or to prosecute any claim for indemnity or damages or otherwise against any third party.

                                     ARTICLE VIII

                             AMENDMENTS OF THIS AGREEMENT

              No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Fund (other than an amendment which can be effective without shareholder approval under applicable law).

                                     ARTICLE IX

                             DEFINITIONS OF CERTAIN TERMS

              In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                      ARTICLE X

                                    GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                     ARTICLE XI

                                    MISCELLANEOUS

              ADVICE.  Any recommendation or advice given by the Sub-Adviser  to
     INVESCO hereunder shall be given in writing or by mail, telex, telefacsimile or by telephone, such telephone advice to be confirmed by mail, telex, telefacsimile or in writing to such place as INVESCO shall from time to time require; further the Sub-Adviser shall be free to telephone INVESCO as it sees fit in the performance of its duties.

              COMPLAINTS. The Sub-Adviser has in operation a written procedure for the proper handling of complaints from clients; if the matter of complaint cannot be resolved to INVESCO's satisfaction, INVESCO has the right of recourse to the SFC.

              NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

              SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

              HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

              IN  WITNESS   WHEREOF,  the  parties  hereto   have  executed  and
     delivered this Agreement as of the date first above written.

                                       INVESCO FUNDS GROUP, INC.

     ATTEST:                           By:
                                          ----------------------
                                          Dan J. Hesser
                                          President


     ------------------------------
     Glen A. Payne
     Secretary                         INVESCO ASIA LIMITED

                                       By:
                                          -----------------------
     ATTEST:                              Andrew Lo
                                          Managing Director

     ------------------------------
     Fanny Lee
     Secretary

                                                                     EXHIBIT A.3
                                                                     -----------


                                SUB-ADVISORY AGREEMENT

              AGREEMENT made  this 28th day  of February, 1997,  by and  between
     INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Asset Management Limited, a United Kingdom corporation ("the Sub-Adviser").

                                 W I T N E S S E T H:

              WHEREAS, INVESCO SPECIALTY FUNDS, INC. (the "Company") is engaged in business as a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, with two such series being designated the INVESCO European Small Company Fund and INVESCO Latin American Growth Fund, (collectively, the "Funds"); and

              WHEREAS, INVESCO and the Sub-Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

              WHEREAS, the Sub-Adviser is a member of the Investment Management Regulatory Organization Limited ( IMRO ) in the United Kingdom and as such is regulated by IMRO in the conduct of its business; further the Sub-Adviser shall provide services to INVESCO as a "Business Investor" as defined under the Rules of IMRO and as such certain rules designed for the protection of private customers shall not apply; and

              WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

              WHEREAS,  the  Sub-Adviser   is  willing  to  provide   investment
     advisory services to the Company on the terms and conditions hereinafter set forth;

              NOW,  THEREFORE,   in  consideration  of  the   premises  and  the
     covenants hereinafter contained, INVESCO and the Sub-Adviser hereby agree as follows:

                                      ARTICLE I

                              DUTIES OF THE SUB-ADVISER

              INVESCO hereby employs the Sub-Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub-Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

              The Sub-Adviser hereby agrees to manage the investment operations of the Fund, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub-Adviser agrees to perform the following services:

              (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

              (b) to maintain a continuous investment program for the Funds, consistent with (i) the Funds investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

              (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

              (d) to provide to the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser;

              (e)     to determine what portion of the Funds should  be invested
                      in  the  various   types  of  securities   authorized  for
                      purchase by the Funds; and

              (f) to make recommendations as to the manner in which voting rights, rights to consent to Funds action and any other rights pertaining to the Fund's portfolio securities shall be exercised.

              With respect to execution of transactions for the Funds, the Sub-Adviser is authorized to employ such brokers or dealers as may, in the Sub-Adviser's best judgment, implement the policy of the Fund to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub-Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub-Adviser effects securities transactions on behalf of the Funds may be used by the Sub-Adviser in servicing all of its accounts, and not all such services may be used by the Sub-Adviser in connection with the Funds. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub-Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub-Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Funds of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub-Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

              The Sub-Adviser may recommend transactions in which it has directly or indirectly a material interest, in unregulated collective investment schemes including any operated or advised by the Sub-Adviser or in margined transactions. Advice on investments may extend to investments not traded or exchanges recognized or designated by the Securities and Investments Board.

              Both  parties  acknowledge  that   the  advice  given  under  this
     Agreement may involve liabilities in one currency matched by assets in another currency and that accordingly movements in rates of exchange may have a separate effect, unfavorable as well as favorable on the gain or loss experienced on an investment.

              In carrying out its duties hereunder, the Sub-Adviser shall comply with all instructions of INVESCO in connection therewith such instructions may be given by letter, telex, telephone or facsimile by any Director or Officer of INVESCO or by any other person authorized by INVESCO.

              Any instructions which appear to conflict with the terms of this Agreement may be confirmed by the Sub-Adviser with INVESCO prior to execution.

                                     ARTICLE II

                          ALLOCATION OF CHARGES AND EXPENSES

              The Sub-Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub-Adviser herein and except to the extent required by law to be paid by the Sub-Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                     ARTICLE III

                           COMPENSATION OF THE SUB-ADVISER

              For the services rendered, facilities furnished, and expenses assumed by the Sub-Adviser, INVESCO shall pay to the Sub-Adviser a fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the Funds, as determined by a valuation made in accordance with the Fund's procedures for calculating its net asset value as described in the Fund's Prospectus and/or Statement of Additional Information. The advisory fee to the Sub-Adviser shall be computed at the annual rate of 0.375% of the Fund's daily net assets up to $500 million; 0.325% of the Fund's daily net assets in excess of $500 million but not more than $1 billion; and 0.275% of the Fund's daily net assets in excess of $1 billion. During any period when the determination of the Funds' net asset value is suspended by the Directors of the Fund, the net asset value of a share of the Funds as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub-Adviser with respect to any assets of the Funds which may be invested in any other investment company for which the Sub-Adviser serves as investment adviser or sub-adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub-Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                      ARTICLE IV

                            ACTIVITIES OF THE SUB-ADVISER

              The services of the Sub-Adviser to the Funds are not to be deemed to be exclusive, the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser (for purposes of this Article IV referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Funds are or may become interested in the Sub-Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub-Adviser,

     INVESCO and their affiliates are or may become interested in the Funds as directors, officers and employees.

                                      ARTICLE V

       AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH APPLICABLE LAWS

              In connection with purchases or sales of securities for the investment portfolios of the Funds, neither the Sub-Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub-Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; the Rules and Regulations of IMRO; and all rules and regulations duly promulgated under the foregoing.

                                     ARTICLE VI

                      DURATION AND TERMINATION OF THIS AGREEMENT

              This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Fund of the Company, unless sooner terminated, as hereinafter provided. Thereafter, this Agreement shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VI, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Funds, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

              This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO, the Funds by vote of the Directors of the Company, or by vote of a majority of the outstanding voting securities of the Funds, or by the Sub-Adviser. A termination by INVESCO or the Sub-Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

              The Sub-Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

              Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.

                                     ARTICLE VII

                                      LIABILITY

              The Sub-Adviser agrees to use its best efforts and judgement and due care in carrying out its duties under this Agreement provided however that the Sub-Adviser shall not be liable to INVESCO for any loss suffered by INVESCO or the funds advised in connection with the subject matter of this Agreement unless such loss arises from the willful misfeasance, bad faith or negligence in the performance of the Sub-Adviser's duties and subject and without prejudice to the foregoing. INVESCO hereby undertakes to indemnify and to keep indemnified the Sub-Adviser from and against any and all liabilities, obligations, losses, damages, suits and expenses which may be incurred by or asserted against the Sub-Adviser for which it is responsible pursuant to Article I hereof provided always that the Sub-Adviser shall send to INVESCO as soon as possible all claims, letters, summonses, writs or documents which it receives from third parties and provide whatever information and assistance INVESCO may require and no liability of any sort shall be admitted and no undertaking shall be given nor shall any offer, promise or payment be made or legal expenses incurred by the Sub-Adviser without written consent of INVESCO who shall be entitled if it so desires to take over and conduct in the name of the Sub-Adviser the defense of any action or to prosecute any claim for indemnity or damages or otherwise against any third party.

                                     ARTICLE VIII

                             AMENDMENTS OF THIS AGREEMENT

              No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub-Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Funds (other than an amendment which can be effective without shareholder approval under applicable law).

                                     ARTICLE IX

                             DEFINITIONS OF CERTAIN TERMS

              In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                      ARTICLE X

                                    GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                      ARTICLE XI

                                    MISCELLANEOUS

              ADVICE. Any  recommendation or advice given by  the Sub-Adviser to
     INVESCO hereunder shall be given in writing or by mail, telex, telefacsimile or by telephone, such telephone advice to be confirmed by mail, telex, telefacsimile or in writing to such place as INVESCO shall from time to time require; further the Sub-Adviser shall be free to telephone INVESCO as it sees fit in the performance of its duties.

              COMPLAINTS. The Sub-Adviser has in operation a written procedure for the proper handling of complaints from clients; if the matter of complaint cannot be resolved to INVESCO's satisfaction, INVESCO has the right of recourse to IMRO.

              NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

              SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

              HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

              IN  WITNESS   WHEREOF,  the  parties  hereto   have  executed  and
     delivered this Agreement as of the date first above written.

                                       INVESCO FUNDS GROUP, INC.

     ATTEST:                           By:
                                          -----------------------
                                                Dan J. Hesser
                                                President

     -------------------------
     Glen A. Payne
     Secretary                         INVESCO ASSET MANAGEMENT LIMITED

                                       By:
                                          -----------------------------
     ATTEST:                                    Norman Riddell
                                                Chairman

     -------------------------
     Graeme J. Proudfoot

                                                                     EXHIBIT A.4
                                                                     -----------


                                SUB ADVISORY AGREEMENT



              AGREEMENT made this 28th day of February, 1997, by and between INVESCO Funds Group, Inc. ("INVESCO"), a Delaware corporation, and INVESCO Trust Company, Inc., a Colorado corporation ("the Sub Adviser").

                                 W I T N E S S E T H:

              WHEREAS, INVESCO SPECIALTY FUNDS,  INC. (the "Company") is engaged in business  as  a  diversified, open  end  management  investment  company registered under the Investment Company Act of 1940, as amended (hereinafter referred to as the "Investment Company Act") and has one class of shares (the "Shares"), which is divided into series, each representing an interest in a separate portfolio of investments, two such series being designated the INVESCO Worldwide Capital Goods Fund and INVESCO Worldwide Communications Fund (individually, a "Fund" and collectively, the "Funds"); and

              WHEREAS, INVESCO and the Sub Adviser are engaged in rendering investment advisory services and are registered as investment advisers under the Investment Advisers Act of 1940; and

              WHEREAS, INVESCO has entered into an Investment Advisory Agreement with the Company (the "INVESCO Investment Advisory Agreement"), pursuant to which INVESCO is required to provide investment advisory services to the Company, and, upon receipt of written approval of the Company, is authorized to retain companies which are affiliated with INVESCO to provide such services; and

              WHEREAS,  the  Sub  Adviser   is  willing  to  provide  investment
     advisory services to the Company on the terms and conditions hereinafter set forth;

              NOW,  THEREFORE,   in  consideration  of  the   premises  and  the
     covenants hereinafter contained, INVESCO and the Sub Adviser hereby agree as follows:

                                      ARTICLE I

                              DUTIES OF THE SUB ADVISER

              INVESCO hereby employs the Sub Adviser to act as investment adviser to the Company and to furnish the investment advisory services described below, subject to the broad supervision of INVESCO and Board of Directors of the Company, for the period and on the terms and conditions set forth in this Agreement. The Sub Adviser hereby accepts such assignment and agrees during such period, at its own expense, to render such services and to assume the obligations herein set forth for the compensation provided for herein. The Sub Adviser shall for all purposes herein be deemed to be an independent contractor and, unless otherwise expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

     The Sub Adviser hereby agrees to manage the investment operations of the Funds, subject to the supervision of the Company's directors (the "Directors") and INVESCO. Specifically, the Sub Adviser agrees to perform the following services:

              (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Funds, and to execute all purchases and sales of portfolio securities;

              (b) to maintain a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

              (c) to determine what securities are to be purchased or sold for the Funds, unless otherwise directed by the Directors of the Company or INVESCO, and to execute transactions accordingly;

              (d) to provide to the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long range investment policy now or hereafter generally available to investment advisory customers of the Sub Adviser;

              (e)     to determine what portion of each Fund  should be invested
                      in  the  various  types   of  securities  authorized   for
                      purchase by the Fund; and

              (f) to make recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to each Fund's portfolio securities shall be exercised.

     With respect to execution of transactions for the Funds, the Sub Adviser is authorized to employ such brokers or dealers as may, in the Sub
     Adviser's best judgment, implement the policy of the Funds to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefor, the Sub Adviser is authorized to consider the full range and quality of a broker's services which benefit the Funds, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Sub Adviser effects securities transactions on behalf of the Funds may be used by the Sub Adviser in servicing all of its accounts, and not all such services may be used by the Sub Adviser in connection with the Funds. The Sub-Adviser may follow a policy of considering sales of shares of the Funds as a factor in the selection of broker/dealers to execute portfolio transactions, subject to the requirements of best execution discussed above. In the selection of a broker or dealer for execution of any negotiated transaction, the Sub Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Sub Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Funds of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Sub Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Funds.

                                     ARTICLE II

                          ALLOCATION OF CHARGES AND EXPENSES

              The Sub Adviser assumes and shall pay for maintaining the staff and personnel necessary to perform its obligations under this Agreement, and shall, at its own expense, provide the office space, equipment and facilities necessary to perform its obligations under this Agreement. Except to the extent expressly assumed by the Sub Adviser herein and except to the extent required by law to be paid by the Sub Adviser, INVESCO and/or the Company shall pay all costs and expenses in connection with the operations of the Funds.

                                     ARTICLE III

                           COMPENSATION OF THE SUB ADVISER

              For the services rendered, facilities furnished, and expenses assumed by the Sub Adviser, INVESCO shall pay to the Sub Adviser an annual fee, computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of each Fund, as determined by a valuation made in accordance with the Funds' procedures for calculating their net asset value as described in the Funds' Prospectus and/or Statement of Additional Information. The advisory fee to the Sub Adviser shall be computed at the annual rate of 0.325% of the first $500 million of each Fund's average net assets, 0.275% of each Fund's average net assets in excess of $500 million but not more than $1 billion, and 0.225% of each Fund's average net assets in excess of $1 billion. During any period when the determination of a Fund's net asset value is suspended by the Directors of the Company, the net asset value of a share of the respective Fund as of the last business day prior to such suspension shall, for the purpose of this Article III, be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Sub Adviser with respect to any assets of a Fund which may be invested in any other investment company for which the Sub Adviser serves as investment adviser or sub adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month. The Sub Adviser shall be entitled to receive fees hereunder only for such periods as the INVESCO Investment Advisory Agreement remains in effect.

                                     ARTICLE IV

                        LIMITATION OF LIABILITY OF SUB-ADVISER

              The Sub-Adviser shall not be liable for any error of judgment, mistake of law or for any loss arising out of any investment or for any act or omission in the performance of sub-advisory services rendered with respect to the Company or the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. As used in this Article IV, "Sub-Adviser" shall include any affiliates of the Sub-Adviser performing services contemplated hereby and directors, officers and employees of the Sub-Adviser and such affiliates.

                                      ARTICLE V

                            ACTIVITIES OF THE SUB ADVISER

              The services of the  Sub Adviser to the Funds are not to be deemed to be exclusive, the Sub Adviser and any person controlled by or under common control with the Sub Adviser (for purposes of this Article V referred to as "affiliates") being free to render services to others. It is understood that directors, officers, employees and shareholders of the Company are or may become interested in the Sub Adviser and its affiliates, as directors, officers, employees and shareholders or otherwise and that directors, officers, employees and shareholders of the Sub Adviser, INVESCO and their affiliates are or may become interested in the Company as directors, officers and employees.

                                     ARTICLE VI

                  AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE
                                WITH APPLICABLE LAWS

              In connection with purchases or sales of securities for the investment portfolios of the Funds, neither the Sub Adviser nor any of its directors, officers or employees will act as a principal or agent for any party other than the Funds or receive any commissions. The Sub Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

                                     ARTICLE VII

                      DURATION AND TERMINATION OF THIS AGREEMENT

              This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Funds, and shall remain in force for an initial term of two years from the date of execution, and from year to year thereafter until its termination in accordance with this Article VII, but only so long as such continuance is specifically approved at least annually by (i) the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Funds, and (ii) a majority of those Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval. In the event of the disapproval of this Agreement, or of the continuation hereof, by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity of effectiveness of the approval of this Agreement, or of the continuation hereof, by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly approved or continued, as the case may be, as to such other Fund.

              This Agreement may be terminated at any time, without the payment of any penalty, by INVESCO; the Funds by vote of a majority of the Directors of the Company; by vote of a majority of the outstanding voting securities of the Funds; or, with respect to a particular Fund, by a majority of the outstanding voting securities of that Fund, as the case may be; or by the Sub Adviser. A termination by INVESCO or the Sub Adviser shall require sixty days' written notice to the other party and to the Company, and a termination by the Company shall require such notice to each of the parties. This Agreement shall automatically terminate in the event of its assignment to the extent required by the Investment Company Act of 1940 and the Rules thereunder.

              The Sub Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

              Termination of this Agreement shall not affect the right of the Sub Adviser to receive payments on any unpaid balance of the compensation described in Article III hereof earned prior to such termination.

                                     ARTICLE VIII

                             AMENDMENTS OF THIS AGREEMENT

              No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Sub Adviser and INVESCO. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment and (2) the vote of a majority of the outstanding voting securities of the Funds (other than an amendment which can be effective without shareholder approval under applicable law). In the event of the disapproval of an amendment of this Agreement by the shareholders of a particular Fund (or by the Directors of the Company as to a particular Fund), the parties intend that such disapproval shall be effective only as to such Fund, and that such disapproval shall not affect the validity or effectiveness of the approval of the amendment by the shareholders of any other Fund (or by the Directors, including a majority of the disinterested Directors) as to such other Fund; in such case, this Agreement shall be deemed to have been validly amended as to such other Fund.

                                     ARTICLE IX

                             DEFINITIONS OF CERTAIN TERMS

              In interpreting the provisions of this Agreement, the terms "vote of a majority of the outstanding voting securities," "assignments," "affiliated person" and "interested person," when used in this Agreement, shall have the respective meanings specified in the Investment Company Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

                                      ARTICLE X

                                    GOVERNING LAW

              This Agreement shall be construed in accordance with the laws of the State of Colorado and the applicable provisions of the Investment Company Act. To the extent that the applicable laws of the State of Colorado, or any of the provisions herein, conflict with the applicable provisions of the Investment Company Act, the latter shall control.

                                     ARTICLE XI

                                    MISCELLANEOUS

              NOTICE. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

              SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

              HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

              IN  WITNESS   WHEREOF,  the  parties  hereto   have  executed  and
     delivered this Agreement as of the date first above written.

                                                INVESCO FUNDS GROUP, INC.

     ATTEST:
                                                By:
                                                   ------------------------
                                                          Dan J. Hesser
                                                          President

     ----------------------
     Glen A. Payne
     Secretary

                                                INVESCO TRUST COMPANY

     ATTEST:
                                                By:
                                                   ------------------------
                                                          R. Dalton Sim
                                                          President

     ---------------------------
     Glen A. Payne
     Secretary

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     Equity Income Funds

       Equity Income       1940 Act        Adviser         Sub-Adviser     Advisory Fee       Sub-Advisory       Net Assets (at
       Funds               Objective                                       Rate (based on     Fee Rate (based    October 31,
                                                                           average net        on average net     1996)
                                                                           assets)            assets)


       Industrial Income   Current         INVESCO         INVESCO         .60% of the        .25% of the
       Fund                Income          Funds Group,    Trust           first $350         first $200
                                           Inc.            Company         million; .55%      million; .20%
                                                                           of the next        over $200
                                                                           $350 million;      million
                                                                           .50% over $700
                                                                           million

       Utilities           Capital         INVESCO         INVESCO         .75% of the        .25% of the
       Portfolio           Appreciation    Funds Group,    Trust           first $350         first $200
                           and Income      Inc.            Company         million; .65%      million; .20%
                                                                           of the next        over $200
                                                                           $350 million;      million
                                                                           .55% over $700
                                                                           million

       VIF-Industrial      Current         INVESCO         INVESCO         .75% of the        .375% of the
       Income Portfolio    Income          Funds Group,    Trust           first $500         first $500
                                           Inc.            Company         million; .65%      million; .325%
                                                                           of the next        of the next
                                                                           $500 million;      $500 million;
                                                                           .55% over $1       .275% over $1
                                                                           billion            billion

       VIF-Utilities       Capital         INVESCO         INVESCO         .60% of the        .30% if the
       Portfolio           Appreciation    Funds Group,    Trust           first $500         first $500
                           and Income      Inc.            Company         million;.55% of    million; .275%
                                                                           the next $500      of the next
                                                                           million; .45%      $500 million;
                                                                           over $1 billion    .225% over $1
                                                                                              billion



     * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     Growth & Value Funds

       Growth & Value    1940 Act        Adviser         Sub-Adviser    Advisory Fee Rate    Sub-Advisory Fee     Net Assets
       Funds             Objective                                      (based on average    Rate (based on       (at October
                                                                        net assets)          average net          31, 1996)
                                                                                             assets)


       Value Equity      Capital         INVESCO         INVESCO        .75% of the first    .20% of the first
                         Appreciation    Funds Group,    Capital        $500 million; .65%   $500 million; .17%
                         and Income      Inc.            Management     of the next $500     of the next $500
                                                                        million; .50% over   million; .13% over
                                                                        $1 billion           $1 billion

       Growth Fund       Long-Term       INVESCO         INVESCO        .60% of the first    .25% of the first
                         Capital         Funds Group,    Trust          $350 million; .55%   $200 million; .20%
                         Growth;         Inc.            Company        of the next $350     over $200 million
                         Current                                        million; .50% over
                         Income                                         $700 million
                         Secondary

       Dynamics Fund     Capital         INVESCO         INVESCO        .60% of the first    .25% of the first
                         Appreciation    Funds Group,    Trust          $350 million; .55%   $200 million; .20%
                                         Inc.            Company        of the next $350     over $200 million
                                                                        million; .50% over
                                                                        $700 million

       Emerging          Long-Term       INVESCO         INVESCO        .75% of the first    .25% of the first
       Growth Fund*      Capital         Funds Group,    Trust          $350 million; .65%   $200 million; .20%
                         Growth          Inc.            Company        of the next $350     over $200 million
                                                                        million; .55% over
                                                                        $700 milllion

       Small Company     Long-Term       INVESCO         INVESCO        .75%                 .375%
       Fund*             Capital         Funds Group,    Management
                         Growth          Inc.            & Research


       Equity            Capital         INVESCO         INVESCO        .75%                 .20%                 134,188,186
       Portfolio         Appreciation    Services,       Management
                         and Income      Inc.            & Research


     * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     Sector Funds

       Sector Funds          1940 Act        Adviser            Sub-Adviser    Advisory Fee      Sub-Advisory      Net Assets
                             Objective                                         Rate (based on    Fee Rate          (at October
                                                                               average net       (based on         31, 1996)
                                                                               assets)           average net
                                                                                                 assets)


       Energy Portfolio      Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
                             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Environmental         Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Services Portfolio    Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Financial Services    Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Portfolio             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million
       Gold Portfolio        Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
                             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Health Sciences       Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Portfolio             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million



                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     Sector Funds

       Sector Funds          1940 Act        Adviser            Sub-Adviser    Advisory Fee      Sub-Advisory      Net Assets
                             Objective                                         Rate (based on    Fee Rate          (at October
                                                                               average net       (based on         31, 1996)
                                                                               assets)           average net
                                                                                                 assets)

       Leisure Portfolio     Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
                             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Technology            Capital         INVESCO Funds      INVESCO        .75% of the       .25% of the
       Portfolio             Appreciation    Group, Inc.        Trust          first $350        first $200
                                                                Company        million; .65%     million; .20%
                                                                               of the next       over $200
                                                                               $350 million;     million
                                                                               .55% over $700
                                                                               million

       Worldwide Capital     Capital         INVESCO Funds      INVESCO        .65% of the       .325% of the
       Goods Fund*           Appreciation    Group, Inc.        Trust          first $500        first $500
                                                                Company        million; .55%     million; .275%
                                                                               of the next       of the next
                                                                               $500 million;     $500 million;
                                                                               .45% over $1      .225% over $1
                                                                               billion           billion

       Worldwide             Capital         INVESCO Funds      INVESCO        .65% of the       .325% of the
       Communications Fund   Appreciation    Group, Inc.        Trust          first $500        first $500
                             and Income                         Company        million; .55%     million; .275%
                                                                               of the next       of the next
                                                                               $500 million;     $500 million;
                                                                               .45% over $1      .225% over $1
                                                                               billion           billion
       Real Estate           Capital         INVESCO            INVESCO        .90%              .35% of the       15,293,490
       Portfolio             Appreciation    Services, Inc.     Realty                           first $100
                             and Income                         Advisers,                        million; .25%
                                                                Inc.                             over $100
                                                                                                 million

       Global Health         Capital         INVESCO Trust      None           1.0%              N/A
       Sciences Fund  **     Appreciation    Company, Inc.



     *Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.
     ** Closed-end Fund
     **Closed-end Fund

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     International Funds

       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)


       International        Capital             INVESCO Funds    INVESCO         1.0% of the     .25% of the
       Growth Fund          Appreciation and    Group, Inc.      Asset           first $500      first $500
                            Income                               Management      million;        million;
                                                                                 .75% of the     .1875% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .65% over $1    .1625% over
                                                                                 billion         $1 billion

       European Fund        Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million

       Pacific Basin Fund   Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million

       European Small       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Company Fund         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion



                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     International Funds

       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)

       Latin American       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Growth Fund*         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       Asian Growth Fund*   Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
                            Appreciation        Group, Inc.      Asian           first $500      first $500
                                                                 Limited         million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       International        Capital             INVESCO          INVESCO         1.0%            .35% of the      42, 820, 898
       Value Portfolio      Appreciation and    Services,        Capital                         first $50
                            Income              Inc.             Management                      million; .30%
                                                                                                 of the next
                                                                                                 $50 million;
                                                                                                 .25% over
                                                                                                 $100 million


     * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investment Objectives and Strategies to those of the Company;
     International Funds


       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)


       International        Capital             INVESCO Funds    INVESCO         1.0% of the     .25% of the
       Growth Fund          Appreciation and    Group, Inc.      Asset           first $500      first $500
                            Income                               Management      million;        million;
                                                                                 .75% of the     .1875% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .65% over $1    .1625% over
                                                                                 billion         $1 billion

       European Fund        Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million

       Pacific Basin Fund   Capital             INVESCO Funds    INVESCO         .75% of the     .45% of the
                            Appreciation        Group, Inc.      Asset           first $350      first $350
                                                                 Management      million;        million; .40%
                                                                                 .65% of the     of the next
                                                                                 next $350       $350 million;
                                                                                 million;        .35% over
                                                                                 .55% over       $700 million
                                                                                 $700 million
       European Small       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Company Fund         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion



                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised  by the Adviser  or the Sub-Advisers  with Similar Investment
     Objectives and Strategies to those of the Company;
     International Funds

       International        1940 Act            Adviser          Sub-Adviser     Advisory Fee    Sub-Advisory     Net Assets
       Funds                Objective                                            Rate (based     Fee Rate         (at October
                                                                                 on average      (based on        31, 1996)
                                                                                 net assets)     average net
                                                                                                 assets)

       Latin American       Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
       Growth Fund*         Appreciation        Group, Inc.      Asset           first $500      first $500
                                                                 Management      million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       Asian Growth Fund*   Capital             INVESCO Funds    INVESCO         .75% of the     .375% of the
                            Appreciation        Group, Inc.      Asian           first $500      first $500
                                                                 Limited         million;        million;
                                                                                 .65% of the     .325% of the
                                                                                 next $500       next $500
                                                                                 million;        million;
                                                                                 .55% over $1    .275%  over
                                                                                 billion         $1 billion

       International        Capital             INVESCO          INVESCO         1.0%            .35% of the      42, 820, 898
       Value Portfolio      Appreciation and    Services,        Capital                         first $50
                            Income              Inc.             Management                      million; .30%
                                                                                                 of the next
                                                                                                 $50 million;
                                                                                                 .25% over
                                                                                                 $100 million

     * Indicates whether the fee has been waived or absorbed during the Fund's past fiscal year.

                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by the Adviser or the Sub-Advisers with Similar Investmen Objectives and Strategies to those of the Company;
     Balanced Funds



       Balanced         1940 Act          Adviser        Sub-Adviser     Advisory Fee Rate    Sub-Advisory Fee     Net Assets
       Funds            Objective                                        (based on average    Rate                 (at October
                                                                         Net Assets)                               31, 1996


       Balanced         Capital           INVESCO        INVESCO         .60% of the first    .30% of the first
       Fund*            Appreciation      Funds          Trust           $350 million; .55%   $350 million;
                        and Income        Group, Inc.    Company         of the next $350     .275% of the next
                                                                         million; .50% over   $350 million; .25%
                                                                         $700 million         over $1 billion

       Multi-Asset      Capital           INVESCO        INVESCO         .75% of the first    .375% of the first
       Allocation       Appreciation      Funds          Management &    $500 million; .65%   $500 million;
       Fund*            and Income        Group, Inc.    Research        of the next $500     .325% of the next
                                                                         million; .50% over   $500 million; .25%
                                                                         $1 billion           over $1 billion

       Total Return     Capital           INVESCO        INVESCO         .75% of the first    .20% of the first
       Fund             Appreciation      Funds          Capital         $500 million; .65%   $500 million; .17%
                        and Income        Group, Inc.    Management      of the next $500     of the next $500
                                                                         million; .50% over   million; .13 over
                                                                         $1 billion           $1 billion

       MultiFlex        Capital           INVESCO        INVESCO         1.0%                 .35 of the first     $243,766,866
       Portfolio        Appreciation      Services,      Management &                         $500 million; .25%
                        and Income        Inc.           Research                             over $500 million


       Flex             Capital           INVESCO        INVESCO         .75%                 .20%                 $473,695,882
       Portfolio        Appreciation      Services,      Capital
                        and Income        Inc.           Management


       VIF-Total        Capital           INVESCO        INVESCO         .75% of the first    .375% of the first
       Return           Appreciation      Funds          Capital         $500 million; .65%   $500 million;
       Portfolio*       and Income        Group, Inc.    Management      of the next $500     .325% of the next
                                                                         million; .55% over   $500 million;
                                                                         $1 billion           .275% over $1
                                                                                              billion



     *Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.


       Income Funds          1940 Act       Adviser       Sub-Adviser      Advisory Fee      Sub-Advisory       Net Assets (at
                             Objective                                     Rate              Fee Rate           October 31,
                                                                                                                1996)


       Short-Term Bond       Current        INVESCO       INVESCO Trust    .50% of the       .25% of the
       Fund*                 Income;        Funds         Company          first $300        first $300
                             Liquidity      Group,                         million; .40%     million; .20%
                                            Inc.                           of the next       of the next
                                                                           $200 million;     $200 million;
                                                                           .30% over $500    .15% over $500
                                                                           million           million

       Intermediate          Capital        INVESCO       INVESCO          .60% of the       .16% of the
       Government Bond       Appreciatio    Funds         Capital          first $500        first $500
       Fund*                 n and          Group,        Management       million; .50%     million; .13%
                             Income         Inc.                           of the next       of the next
                                                                           $500 million;     $500 million;
                                                                           .40% over $1      .11% over $1
                                                                           billion           billion

       U.S. Government       Current        INVESCO       INVESCO Trust    .55% of the       .25% of the
       Securities Fund*      Income         Funds         Company          first $300        first $200
                                            Group,                         million; .45%     million; .20%
                                            Inc.                           of the next       over $200
                                                                           $200 million;     million
                                                                           .35% over $500
                                                                           million

       Select Income Fund*   Current        INVESCO       INVESCO Trust    .55% of the       .25% of the
                             Income         Funds         Company          first $300        first $200
                                            Group,                         million; .45%     million; .20%
                                            Inc.                           of the next       over $200
                                                                           $200 million;     million
                                                                           .35% over $500
                                                                           million

       High Yield Fund*      Current        INVESCO       INVESCO Trust    .50% of the       .25% of the
                             Income         Funds         Company          first $300        first $200
                                            Group,                         million; .40%     million; .20%
                                            Inc.                           of the next       over $200
                                                                           $200 million;     million
                                                                           .30% over $500
                                                                           million

       VIF-High Yield        Current        INVESCO       INVESCO Trust    .60% of the       .30% of the
       Fund*                 Income         Funds         Company          first $500        first $500;
                                            Group,                         million; .55%     .275% of the
                                            Inc.                           of the next       next $500
                                                                           $500 million;     million; .225%
                                                                           .45% over $1      of over $1
                                                                           billion           billion




                                                                       EXHIBIT B
                                                                       ---------


     Funds Advised by  the Adviser or  the Sub-Adviser  with Similar  Investment
     Objectives and Strategies to those of the Company
     Income Funds


       Income Funds          1940 Act       Adviser       Sub-Adviser      Advisory Fee      Sub-Advisory       Net Assets (at
                             Objective                                     Rate              Fee Rate           October 31,
                                                                                                                1996)

       Income Portfolio      Capital        INVESCO       INVESCO          .65% *            .10%               27,752,586
                             Appreciatio    Services,     Capital
                             n and          Inc.          Management
                             Income


     * Indicates whether fee has been waived or absorbed during the Fund's past fiscal year.


        TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                            INVESCO SPECIALTY FUNDS, INC.
                         INVESCO WORLDWIDE CAPITAL GOODS FUND
                        INVESCO WORLDWIDE COMMUNICATIONS FUND
                         INVESCO EUROPEAN SMALL COMPANY FUND
                          INVESCO LATIN AMERICAN GROWTH FUND
                              INVESCO ASIAN GROWTH FUND

                    PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                   JANUARY 31, 1997

     The undersigned hereby appoints Fred A. Deering, Dan J. Hesser and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution, to vote with the same force and effect as the undersigned at the Special Meeting of the Shareholders of the INVESCO Worldwide Capital Goods Fund, the INVESCO Worldwide Communications Fund, the INVESCO European Small Company Fund, the INVESCO Latin American Growth Fund and the INVESCO Asian Growth Fund (the "Funds") of INVESCO Specialty Funds, Inc. (the "Company"), to be held at the Denver Marriott Southeast, 6363 East Hampden Avenue, Denver, Colorado 80222, on Friday, January 31, 1997, at 10:00 a.m. (Mountain Standard Time) and at any adjournment thereof, upon the matters set forth below, all in accordance with and as more fully described in the Notice of Special Meeting and Proxy Statement, dated December 6, 1996, receipt of which is hereby acknowledged.

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS, WHICH RECOMMENDS A VOTE "FOR:"

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS [X]

     1.A. Proposal to approve a new investment advisory agreement between the Company and INVESCO Funds Group, Inc. ( IFG ), such agreement to take effect only if the proposed merger of AIM Management Group, Inc. into INVESCO Group Services, Inc. or another wholly-owned U.S. subsidiary of INVESCO is consummated.

              Vote on Proposal
              For [   ]   Against [   ]   Abstain [   ]

     1.B. For shareholders of the Asian Growth Fund only: Proposal to approve a new sub-advisory agreement between IFG and INVESCO Asia Limited, with respect to the Asian Growth Fund, to take effect only if the Merger is consummated.

              Vote on Proposal
              For [   ]   Against [   ]   Abstain [   ]

     1.C. For shareholders of the European Small Company Fund and the Latin American Growth Fund only: Proposal to approve a new sub-advisory agreement between IFG and INVESCO Asset Management Limited, with respect to the European Small Company Fund and the Latin American Growth Fund, to take effect only if the Merger is consummated.

              Vote on Proposal
              For [   ]   Against [   ]   Abstain [   ]

     1.D. For shareholders of the Worldwide Capital Goods Fund and the Worldwide Communications Fund only: Proposal to approve a new sub-advisory agreement between IFG and INVESCO Trust Company, with respect to the Worldwide Capital Goods Fund and the Worldwide Communications Fund, to take effect only if the Merger is consummated.

              Vote on Proposal
              For [   ]   Against [   ]   Abstain [   ]

     2.       Proposal to elect eleven directors of the Company.

              Vote on Proposal
              For [   ]   Against [   ]   Abstain [   ]

     3. Proposal to ratify the selection of Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending July 31, 1997.

              Vote on Proposal
              For [   ]   Against [   ]   Abstain [   ]

     In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1.A., 2, 3 and PROPOSAL 1.B., 1.C. or 1.D.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE. THANK YOU.


     ------------------        -------------------      -----------------
     Signature                 Signature                         Date
                               (Joint Owners)

     Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.